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                                 TWEEDY, BROWNE
                                GLOBAL VALUE FUND

                             ---------------------
                                    ANNUAL
                                 MARCH 31, 2003
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                          NORTH AMERICA CONTINENT ART

                                 TWEEDY, BROWNE
                               AMERICAN VALUE FUND

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                            TWEEDY, BROWNE FUND INC.

Investment Adviser's Report .............................................    1
Tweedy, Browne Global Value Fund:
   Portfolio Highlights .................................................   19
   Perspective on Assessing Investment Results ..........................   20
   Portfolio of Investments .............................................   22
   Schedule of Forward Exchange Contracts ...............................   30
   Statement of Assets and Liabilities ..................................   34
   Statement of Operations ..............................................   35
   Statements of Changes in Net Assets ..................................   36
   Financial Highlights .................................................   37
   Notes to Financial Statements ........................................   38
      Investment in the Fund by the Investment Adviser
       and Related Parties ..............................................   41
   Report of Ernst & Young LLP, Independent Auditors ....................   45
   Other Information ....................................................   46
Tweedy, Browne American Value Fund:
   Portfolio Highlights .................................................   49
   Perspective on Assessing Investment Results ..........................   50
   Portfolio of Investments .............................................   52
   Schedule of Forward Exchange Contracts ...............................   56
   Statement of Assets and Liabilities ..................................   57
   Statement of Operations ..............................................   58
   Statements of Changes in Net Assets ..................................   59
   Financial Highlights .................................................   60
   Notes to Financial Statements ........................................   61
      Investment in the Fund by the Investment Adviser
       and Related Parties ..............................................   65
   Report of Ernst & Young LLP, Independent Auditors ....................   69
   Other Information ....................................................   70


================================================================================
     This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

TWEEDY, BROWNE FUND INC.
--------------------------------------------------------------------------------
  INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

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                                  MANAGERS PIC

To Our Shareholders:

      We are pleased to present the 10th annual report of the Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the year ended March 31, 2003. Investment results* of both Funds for various time periods ending March 31, 2003 are presented in the tables below.

--------------------------------------------------------------------------------
                 TWEEDY, BROWNE
                  GLOBAL VALUE                  MSCI EAFE(1)(2)
                      FUND                   US $           HEDGED
--------------------------------------------------------------------------------
6 Months             (4.49)%               (2.29)%          (8.37)%
--------------------------------------------------------------------------------
1 Year              (24.86)               (23.59)          (35.71)
--------------------------------------------------------------------------------
3 Years              (6.27)               (19.55)          (20.09)
--------------------------------------------------------------------------------
5 Years               0.64                 (7.13)           (6.90)
--------------------------------------------------------------------------------
Since
Inception (3)         9.15                  0.84             2.65
================================================================================





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

--------------------------------------------------------------------------------
                        TWEEDY, BROWNE
                        AMERICAN VALUE                 S&P
                             FUND                    500(1)(4)
--------------------------------------------------------------------------------
6 Months                     0.87%                    5.01%
--------------------------------------------------------------------------------
1 Year                     (21.16)                  (24.75)
--------------------------------------------------------------------------------
3 Years                     (1.76)                  (16.09)
--------------------------------------------------------------------------------
5 Years                     (1.03)                   (3.76)
--------------------------------------------------------------------------------
Since
Inception (3)                9.72                     8.68
================================================================================

* Past performance is not a guarantee of future results, and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost. See page 17 for footnotes 1 through 5, which describe the indexes and inception dates of the Funds. Results are annualized for all periods except the 6 months period.

      Since our September 30, 2002 semi-annual report, stock markets around the world have had either modest gains or modest losses. Our experience has been similar. Given the interim market volatility of global equity markets caused by political uncertainty, the modest change in the total returns of the global equity markets over the last 6 months comes as a surprise. Moreover, following the news on a day-to-day basis, we could only arrive at a state of utter confusion about the effect war would have on the stock markets. We can remember one week when the US stock market seemed to lose a percent a day because war seemed unavoidable. The next week the market rallied sharply because war was inevitable. We have to wonder whether the stock market is reacting to events on the geopolitical front, or if the market's activity is being interpreted in reaction to geopolitical events. Ben Graham once said, "In the short run, the market is a voting machine, but in the long run, it is a weighing machine." Today, we might paraphrase his statement by saying, "In the short run, the market is bipolar. In the long run, it is rational."

      Short-term results aside, over the past three years, we have experienced a bear market of classic proportions. The cumulative loss for the S&P 500 from March 31, 2000 through March 31, 2003 is -40.9%. The peak-to-trough decline is -49.2%. For the NASDAQ(5), the three year loss number is -70.4%, and its peak-to-trough number is -77.9%. Internationally, the MSCI EAFE in US$ lost 47.9% while the MSCI EAFE Hedged Index is down 49.0%, both for the three years ended March 31, 2003. For the same three years, the Tweedy, Browne American Value Fund shows a cumulative loss of -5.2%, and the Tweedy, Browne Global Value Fund has lost 17.6%. The primary reason for our better relative performance over this three year period is attributable to missing the first two years of the bear market. From March 31, 2000 to March 31, 2002, the decline in stocks, both domestically and internationally, was caused by the bursting of the technology, media and

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                                        2
telecom bubble. As we never owned these "TMT" stocks, our performance did not suffer when their prices came back to earth. In fact, we actually experienced gains in both Funds in both fiscal years, 2001 and 2002.

      Unfortunately, in the latest year the carnage spread. This sequence of events is reminiscent of the bear market of the 1970s. In both periods, the bear market for a time was mostly confined to a narrow segment of the market, the Nifty-Fifty in the '70s, and the TMT stocks in the 2000 to 2002 period. These were the segments that for the most part experienced the 80% plus price declines. The same stocks that were the beneficiaries of the bubble inflating were also the principal victims of the bubble bursting. Again, as in the 1970s, even isolated stock price declines of this magnitude eventually affected the market as a whole. According to Morgan Stanley, 75% of all stocks in the US declined in 2002. Moreover, macroeconomic and geopolitical events in both periods had a further negative effect on stock prices. In the 1970s, we experienced the first oil price shocks and the resignation of a president. This time around, it was a recession and the economic uncertainty resulting from the September 11, 2001 terrorist attacks. Although the events of the '70s and the '00s occurred thirty years apart, the circumstances are strikingly similar.

      All of the above is now history. Whether you avoided the worst of the ravages of the most recent bear market (which we believe we did), or you caught more of the bursting of the bubble than the inflating of the bubble (which a lot of unfortunate folks did), the question on everyone's mind is, "What's next?" If we could answer this question with complete accuracy and specificity, we would mortgage our houses, lever to the gills and place our bets. Having a realistic opinion of our prognosticating powers, we will instead strive to analyze where we think we are, and what we can reasonably expect in the future over the long term.

      There is no paucity of predictions about the future of equity returns; there never is. We recently heard the Honorable Martin Indyk, former US ambassador to Israel, speak on the war in Iraq. Commenting on political pundits, he said, "Pundits see the future with 20/20 vision and recall the past with selective amnesia." The same could be said about stock market pundits. We have read predictions about a further 40% decline in the popular stock market averages before a new bull market can begin. We have read articles by both Warren Buffett and Dr. Jeremy Siegel of the Wharton School predicting returns over the next ten years in the range of 7% to 9% for the broad stock market indices. And there are still dreamers who think the technology sector can rise again as soon as the economy gets back on its feet. We tend to weigh in on the side of the Buffett/Siegel scenario but with a caveat. They are speaking about stocks in general as measured by a broad index, like the S&P 500 or the MSCI EAFE. The indices are an average of

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                                        3
stock returns, and a pretty good barometer of how the overall economy is doing. However, within the universe of approximately 10,000 stocks domestically and another 10,000 internationally, there will be opportunities to find issues that can perform better than the overall market. Not all stocks perform in lock step with their index.

      The now deflated bubble of the turn of the millennium provides the clearest example of this phenomenon that we have ever seen. According to a research piece written in mid-April 2003 by Steve Galbraith and Mary Viviano of Morgan Stanley, entitled "Fat Cats Thinning," the difference between the highest priced and lowest priced stocks, and their relative performance, reached unprecedented proportions in 2000. Using the stock universe of the Russell 1000, the authors found that in 2000, the performance spread between the median of the best performing quintile of stocks and the worst performing quintile was greater than 50%, versus an historical twenty-year average of approximately 22%. As of April 15, 2003, the difference in the median performance between the highest and lowest quintiles was below the historical average. The authors go on to note that an old Ben Graham measurement of value, price-to-book value, also reached absurd levels at the apex of the bubble. At that time, the most highly valued quintile in the Russell 1000 traded at a median price/book value ratio of 21.1X the median price/book value ratio of the lowest quintile. The difference between the highest and lowest quintiles in the twenty-year average price/book value ratio is 4X. As of the writing of their report, the multiple was near historical spreads at 4.9X.

      Galbraith and Viviano, who we regard as excellent writers and analysts, go on to cite additional evidence of a market gone amok. At the height of the market in 2000, margin debt as a percentage of total consumer debt reached a peak of 20% versus a fifty-year average of just under 6%. They reason that just when stocks were the most overvalued, investors were taking the greatest risk by borrowing at unprecedented levels. Because investors could trade over a faceless Internet and not under the watchful eye of a broker who might question the wisdom of gambling one's retirement money on stocks like Webvan, they would not face the "rite of semi-public humiliation" if their bet went wrong. Today, margin debt as a percentage of total consumer debt has returned to historical levels, which may partly account for why we see fewer on-line broker ads on television. Lastly, Galbraith and Viviano cite data showing the spread between the estimated median earnings growth rates between the top and bottom quintiles of the same Russell 1000 index. Again, in 2000 the spread reached its highest level in twenty years with the highest quintile estimated to grow earnings at eight times nominal Gross Domestic Product despite 100 years of history that suggested such an outcome was a virtual impossibility. Today, the spread between the highest and lowest quintiles is below the twenty-year average.

================================================================================

      The conclusion from all this data is that markets have become more rational, that expectations of "irrational exuberance" have been reduced and that the volatility of stocks should be far lower going forward. This presents a dilemma for day traders and hedge funds. Speculators thrive on volatility and grossly disparate returns among different types of stocks. Instead, we are experiencing a "compression" in stock values and returns. The implications from such an environment are lower future returns based upon momentum and long/short investment strategies. We may finally be back to basics.

      We can deal with basics. Stock prices track earnings and earnings growth rates. Some stocks trade at valuations akin to modest growth bonds with anticipated dividends being the ultimate arbiter of value. Other stocks trade at values based on growth rates above the average. All stock prices are subject to excesses above and below their long-term prospects. Sometimes, the excesses reach extraordinary proportions. For example, Juniper Networks reached a high of $243 in October 2000. That year it reported earnings of $0.53 per share for a price/earnings multiple of 459X. Investors who bought Juniper Networks at $243 per share obviously had some expectations that the stock would continue to rise from that level. If we assume a more modest rate of stock price appreciation of 15% per annum, the price of Juniper would be $983 per share in ten years. If we further assume that as the company grew, its price/earnings ratio would have to come down to a more reasonable growth stock multiple of perhaps 35X earnings, this would equate to earnings per share of $28.09 in 2010. To reach that level of EPS, the compounded growth rate for ten years would be a daunting 48.74%. Assuming constant profit margins, sales would have to grow from $673 million per year in 2000 to $35.7 billion in 2010, and the market cap of Juniper would be $370 billion. As a reality check, Microsoft had sales of $28.4 billion in 2002, which grew at an annually compounded rate of 12.8% over the previous three years. As of April 23, 2003, its market cap was only $275 billion. And Juniper Networks ain't no Microsoft! If you are waiting for Juniper to regain its former high stock price, our best guess is that you have a long time to wait. (Juniper's stock price on April 23, 2003 was $10.23.) What drove the price of Juniper and similar technology/Internet stocks to such absurd levels is the stock markets' equivalent of the 100 year flood plain. It happens, but not very often.

      The most rational cases for what to expect from stocks as measured by broad indexes like the S&P 500 and MSCI EAFE are made by Warren Buffett and Jeremy Siegel. Mr. Buffett wrote two articles on this topic in FORTUNE magazine. In the November 22, 1999 issue, he observed that overall corporate profits, at 6% of Gross Domestic Product, were at the high end of their historical range, and would be unlikely to increase as a percentage of GDP. Therefore, Mr. Buffett concluded that corporate profits

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                                        5
were likely to increase at the rate of nominal GDP growth. He assumed that over the next seventeen years, GDP will have real growth of 3%, and the inflation rate will be 2%. These numbers add up to a nominal corporate profit growth rate of 5%. Add a 2% dividend yield, and Mr. Buffett calculated a 7% annual return from stocks over the next seventeen years. At the time, the Dow Jones Industrial Average was 11,194 versus approximately 8,500 today. In the December 10, 2001 issue of FORTUNE magazine, Mr. Buffett revisited his previous prediction with the DJIA then at 9,900. His revised prediction at the lower level for the DJIA was an 8% annually compounded rate of return over the next seventeen years. With the DJIA now lower at approximately 8,500, following the Buffett assumptions, we estimate the seventeen-year rate of return to be about 9%.

      Dr. Jeremy Siegel, author of STOCKS FOR THE LONG RUN and a professor of finance at the University of Pennsylvania's Wharton School of Finance, arrived at a forecast which is similar to Mr. Buffett's. Using the S&P 500 as his benchmark, Dr. Siegel forecasts a long-term rate of return, growth and dividends combined of 6.7% before inflation. If inflation is 2%, the return is 8.7%.

      Over the period of time that spans Tweedy, Browne's long-term investment results, from January 1, 1959 through December 31, 2002, the DJIA has compounded at an annual rate of 10.2%, and the S&P 500 has compounded at 10.1%. These index numbers would suggest that Mr. Buffett's and Dr. Siegel's predictions are not too far off the mark. We suspect, but have not proven, that the index numbers during Tweedy, Browne's historical investment period, January 1, 1959 through December 31, 2002, are slightly higher than the Buffett and Siegel predictions because stocks may have been cheaper in 1959 on the basis of price/earnings than they are today. Both Buffett and Siegel seem to be assuming a constant price/earnings ratio looking to the future. Siegel observes that the current reported earnings of the S&P 500 are approximately $50, which results in a price/earnings ratio of 18.3X with the S&P 500 at 913. He further states that the "core" earnings of the S&P 500 are approximately $40. The adjustment between reported and core earnings relates to the elimination of extraordinary charges and the expensing of management stock options. The P/E ratio using core earnings is 22.8X with the S&P 500 at 913. The historical average price/earnings ratio of the S&P 500 has been in the range of 15X. Dr. Siegel believes a higher average price/earnings ratio is now justified because the Great Depression and the double-digit inflation of the 1970s "will never happen again." Both the Buffett and Siegel predictions could rise if the dividend payout ratio of stocks rises. Currently, corporations are paying out a smaller percentage of earnings than has been the case historically. An increase in the dividend payout ratio could increase the return on stocks by an additional 50 to 100 basis points.

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                                        6

      Not everyone is so sanguine about the future rate of return on stocks. Some fear that investors' expectations are too high based on returns they enjoyed in the period up until early 2000. This was clearly an extraordinary period. For the ten years ended March 31, 2000, the S&P 500 compounded at 18.8% per annum. Roll forward three years, and the ten year rate of compounding has fallen to 8.5%, which is at or below our two experts' long-term predictions for stock returns. Others fear that stocks must correct even further before moving back up to their historical rates of return in the 9% to 10% range. In "Sorry to Spoil the Fun" from the June 11, 2001 issue of FORTUNE magazine, author Shawn Tully warns of a 60% drop in the S&P 500 back to a price/earnings ratio of 14.4X. He calculates that corporate profits will grow from that point forward by 6% per year. He adds in a dividend yield of 1.2% and gets a combined return of 7.2% for the foreseeable future. We tend to side with Dr. Siegel in assuming the price/earnings ratio could be higher going forward. Moreover, Mr. Tully forgets that the dividend yield would rise significantly if stocks declined that much. From a starting point of approximately 1,300 for the S&P 500 at the time Mr. Tully wrote his article, the dividend yield on the S&P 500 would rise from 1.2% to 3.0% if his dire prediction came true, and the forward rate of return on stocks would be 9%, not 7.2%. Despite our quarrel with his math, Mr. Tully was not all wrong. From the 1,300 level of the S&P 500 when he wrote his article, it did decline 40% to 776.76 last year before rebounding to its current level. We wonder whether he was tempted to go back into the market at that time, or did he stay out waiting for the 500 bottom he had predicted?

      Stock markets can be sloppy, even scary, especially when confronted with issues like war, terrorism, corporate scandals, and an assortment of other negative factors. They can also be quite resilient as has been shown of late. And even if Mr. Buffett and Dr. Siegel prove to be on the mark with their predictions of 9% stock returns going forward, we will not get there along an entirely smooth path. Does anyone remember the passbook savings account? Well, the stock market is not such an animal. Stocks will fluctuate above and below their long-term rate of compounding. Such is the nature of the beast. However, if you can tolerate the volatility, we believe stocks still beat the alternative.

      The traditional alternative to owning stocks is bonds. Unfortunately, the current yield on 10-year Treasuries is a scant 4%. The yield on 1-year Treasuries is a penurious 1.7%. While there is little market risk in 1-year Treasuries, the same cannot be said for 10 year notes. With interest rates at their lowest level in decades, we are doubtful there is much upside market potential. Should interest rates rise, the possibility of market loss is quite real. If interest rates stay the same for the next ten years and you are in a 40% tax bracket, your after-tax yield is 2.4%, which is slightly above the

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

current rate of inflation. If you are able to reinvest your interest income at the same rate, a $10,000 investment in 10-year Treasuries will grow to $12,676.50 in 10 years. If the same $10,000 is invested in stocks and they achieve a 9% rate of return composed of a 2% dividend yield and 7% appreciation, it would grow to $19,306.90, assuming dividend taxes at a 40% rate and annual capital gains taxes at a 20% rate on the balance of your gain. If inflation holds at 2% over the ten-year period, you will need $12,189.94 to maintain the purchasing power of your original $10,000. Invested in Treasuries, your capital would have grown 4% in current year dollars. In stocks, you would see your current purchasing power rise 70.6% in ten years. Having 70% more real money than 4% more real money after ten years seems like an easy choice to us.

      The difference in return from bonds versus stocks is the investor's compensation for taking the extra risk inherent in stocks, a risk that is made all too apparent by what has happened in the past three years. If you had invested in an S&P 500 or MSCI EAFE index fund on April 1, 2000, you would have seen your investment decline 40.9% or 47.9%, respectively, by March 31, 2003. If in the next seven years you achieve the theoretical rates of return described above, you will almost be whole for the ten years ending March 31, 2010. If you experienced the last three years of the NASDAQ Composite index, which lost 70.4% as of March 31, 2003, it will take seventeen years of compounding at the above rates to get even. For the ten years ended March 31, 2000, the NASDAQ Composite had compounded at a brisk 26.5% per annum. Roll forward three years and the ten-year rate of compounding drops to an unappealing 6.8%. Over the last three years, the MSCI EAFE in US$ has declined 47.9%, and MSCI EAFE Hedged has dropped 49.0%. For the ten years ended March 31, 2000, EAFE in US$ compounded at 9.38%. (We do not have data for EAFE Hedged for the ten years ended March 31, 2000.) As of March 31, 2003, EAFE in US$ and EAFE Hedged have ten-year compounded rates of return of 2.0% and 3.3%, respectively. What is clearly illustrated is the effect of bubbles, and how and when you invest can have a significant impact on your results.

      Fortunately, stock market bubbles do not occur very often. As we noted, it has been thirty years between the last two. With a little luck, we hope to be around for the next one. In the meantime, the most recent bubble is now history. Our wounds are more surface than crippling. We avoided the worst of the bursting of the bubble by resisting the temptation of investing in stocks that were soaring for reasons we could not comprehend. In today's more rational stock market where the worst of the excesses of the past few years have been removed and stock valuations are more grounded in fundamentals, we can move on. Our approach is no different today than it was six years ago when all this silliness began. We find it difficult to argue with Mr. Buffett and Dr. Siegel, both of whom predict that stock returns will revert back to more

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                                        8
normal levels. If stocks, as measured by a broad index, provide returns in the future of 8% to 9% as compared to longer term returns of 10%, it is because the current starting point as regards stock prices-to-underlying-values may not be as low as in previous cycles. However, we do not believe they are excessively high either. While some unforeseen problem could drive the stock market down in the short run, we think such a reaction will be temporary. The more important question is how to gain an edge in a stock market that is likely to offer lower returns than the high mid-teens we enjoyed through much of the 1990s.

      The Buffett/Siegel scenario assumes a constant price/earnings ratio for stocks as measured by a broad stock market index. We agree, as long as there is not a significant increase in interest rates. If interest rates were to increase, we presume price/earnings ratios would decrease. From current levels, we believe there is little chance for an expansion of the current price/earnings ratio of the broad indexes. This was not the case in the mid-1970s and the early 1980s when the price/earnings ratio of the S&P 500 was measured in single digits. The great bull market of the 1980s and the 1990s was in large measure fueled by an expansion in the price/earnings ratio. Going forward, the return on stocks should reflect the increase in earnings plus dividends, which supports the case for expected returns in the 8% to 9% range. If an investor can buy stocks that will grow faster than the overall rate of growth of GDP, that investor should be able to achieve a rate of return above the popular indices if price/earnings ratios remain constant. This statement may sound like a case for growth stock investing as opposed to value investing. However, nowhere is it written that value cannot be found in companies that have the potential to grow. The difference between value and growth relates to the premium one is willing to pay for better growth prospects. As Mr. Buffett has said about value and growth, "the two approaches are joined at the hip." The difference between value investors and growth investors is more a function of price.

      Growth in the eyes of value investors like us does not include new, cutting edge technology companies with little or no history of growth, and prospects based on unproven business models and projections. We believe the case cited above, Juniper Networks, illustrates that point quite well. Moreover, the value placed on Juniper Networks at its peak provided no margin of safety if it failed to meet the most optimistic projections. We do believe there are companies that can sustain growth rates greater than the average company for which one does not have to pay an absurd premium. These companies are in such diverse sectors as pharmaceuticals, consumer products, finance and media among others. They are in businesses with sound demographic trends which permit growth, or they have a strong position within their respective industries which accords them an advantage over their competitors.

================================================================================

      We also hold companies that are simply cheap based on assets or normalized earnings. Many of these are not in a position to grow at a rate faster than the average stock in an index, but are, by our estimates, worth more in private hands or to a competitor than their current stock market value. For a variety of reasons, the prices of these non-growers, as we like to call them, can be driven down to unrealistically low levels. Although we would not recommend them as "buy and hold" stocks, from time to time their valuations can be compelling from a value point of view. The risk in such companies is less in the valuation, and more in the time it may take the stock market to realize their greater value. These companies tend to be in more mature and more competitive industries with growth prospects equal to or less than the overall economy.

      By employing both strategies, we hope to create a portfolio of stocks which DO NOT reflect the general characteristics of the broader stock market indices. We subscribe to the statement made by Robert Kirby, former chairman of the Capital Guardian Group, a major investment management firm, that "If you are going to look like the market, you can't beat the market."

      Following is a description of the ten largest holdings in each Fund. We have not chosen the stocks we discuss because they illustrate any desired point of view, or for the purpose of putting on a favorable face to our work. They are simply our largest holdings. In the case of the Global Value Fund, these ten largest holdings account for 27.45% of net assets, and for the American Value Fund, they represent 40.52% of net assets.

GLOBAL VALUE FUND'S TEN LARGEST HOLDINGS

NESTLE SA: Based in Switzerland, Nestle is one of the largest global food companies in the world. It has leading market positions in coffee, chocolate, mineral water and pet food. It owns a majority position in Alcon, a publicly quoted pharmaceutical company specializing in eye medications, as well as a 25% stake in the French cosmetics company, L'Oreal. Organic sales growth has been in the range of 6% per annum with operating profit margins expanding at approximately 50 basis points per annum. With strong cash generation, we believe that Nestle should be able to continue 10% growth in earnings per share. As of March 31, 2003, the shares traded at a below market multiple of 12.5X estimated earnings for 2003.

PANAMERICAN BEVERAGES INC.: This Miami-based owner of Coca-Cola bottling businesses in Mexico, Venezuela, Colombia and Brazil is being acquired by another Coca-Cola bottler, Coca-Cola Femsa, for a cash price of $22.00 per share. The total acquisition price, including the assumption of Panamerican Beverage's interest-bearing debt, was 8X EBITDA (earnings before interest, taxes, depreciation and amortization), which was at the low

================================================================================
end of our estimated valuation range. We had estimated a value from 8X to 10X EBITDA.

MERCK KGAA: Based in Germany, Merck is one of the largest generic pharmaceutical manufacturers in Europe. It also has an ethical pharmaceutical business with a promising pipeline of cancer drugs. Additionally, Merck is one of the largest global suppliers of liquid crystal display chemicals for which it has patent protection for a number of products. As of March 31, 2003, the price/earnings ratio for Merck stood at 10X estimated earnings for 2003.

KONE CORPORATION: Kone, based in Finland, is the third largest elevator company in the world, and one of the most innovative. Much of the attraction of the elevator business derives from the on going nature of service and maintenance revenues from the installed base. The market cap of Kone is Euro 1.8 billion as of March 31, 2003, and the P/E is 7.2X estimated earnings for 2003.

PHARMACIA INC.: Pharmacia, a New Jersey-based global pharmaceutical business, was in the process of being acquired by Pfizer Inc. as of the March 31, 2003 close of the Fund's fiscal year. The Fund has subsequently received Pfizer Inc. shares in exchange for its shares of Pharmacia. Pfizer, the world's largest pharmaceutical business, appears to have above average revenue and earnings growth prospects. Pfizer is selling at 17.5X estimated earnings for 2003. In merger and acquisition transactions, pharmaceutical businesses have typically been acquired at price-to-earnings ratios in excess of 20X.

UNILEVER: Unilever, based in The Netherlands, is a large worldwide consumer products company with strong positions in ice cream, tea and detergents. The company is in the midst of a major restructuring aimed at focusing on a core number of leading brands in order to increase profit margins. EPS growth is estimated to be in double digits and sales growth in the range of 6% to 7%. The stock was trading at 12X estimated earnings for 2003 as of March 31, 2003.

NOVARTIS AG: Novartis is one of the largest and fastest growing pharmaceutical companies in the world. It is the product of the merger of two Swiss pharmaceutical companies, Ciba Geigy and Sandoz. Ciba Geigy was one of the first stocks purchased by the Global Value Fund. The company has a diversified portfolio of drugs with concentrations in cardiovascular and cancer therapies. In our opinion, its patent profile is among the best in the industry. While not cheap at 21X estimated earnings for 2003, Novartis shares hold value for their EPS growth potential.

================================================================================

CNP ASSURANCES: CNP is the largest life insurance company in France. The company follows highly conservative accounting policies by expensing rather than capitalizing its policy acquisition costs. The company's assets and liabilities are well matched and its securities portfolio is conservatively managed. An innovative company in a mundane industry, as of March 31, 2003 the shares were trading at book value and 8X estimated earnings for 2003.

TRINITY MIRROR PLC: This company publishes the Daily Mirror and the Sunday Mirror in London, and is one of the largest publishers of regional newspapers in the UK. While the regional newspapers are doing well, the London papers have been affected by an advertising slowdown of late. The stock trades at 10X estimated earnings for 2003.

ABN AMRO HOLDING NV: A major worldwide bank, ABN Amro is the largest retail and investment bank in its home country of The Netherlands. It also has significant market positions in the US and Brazil. The company has been reducing costs to increase profits and sells at 8X estimated earnings for 2003.

AMERICAN VALUE FUND'S TEN LARGEST HOLDINGS

TRANSATLANTIC HOLDINGS INC.: Transatlantic is a global reinsurance business, headquartered in New York City, which is managed and controlled by its 60% shareholder, American International Group. Transatlantic is one of the lowest cost operators in the reinsurance industry, and its low-cost competitive advantage and the insurance underwriting skills of its management have enabled the company to generate above-average growth in intrinsic value. Over the last 12 years, book value per share and sales per share have increased at compounded annual rates of 13.8% and 14.2%, respectively. The stock price is 12.5X estimated earnings for 2003. In merger and acquisition transactions, insurance and reinsurance businesses have been acquired at 15X - 17X earnings.

MBIA INC.: MBIA provides financial guarantee insurance, which protects owners of municipal bonds, asset backed securities, utility bonds, corporate loans and other types of financial instruments against loss of principal and interest on those MBIA-insured obligations. The company's revenue, earnings and return on equity have been very stable in the past, and earnings per share have increased at approximately a 12% compounded annual rate over the last 12 years. MBIA's stock is selling at 8.7X estimated earnings for 2003, and about 1X book value. If MBIA were acquired, our best guess is that the valuation would be around 15X
- 20X earnings. The company has recently been buying back its own stock.

================================================================================

PHARMACIA INC.:  See description on page 11.

PANAMERICAN BEVERAGES INC.: See description on page 10.

TORCHMARK CORP.: Torchmark is a steady-earning life and health insurance business. The company has lower operating costs than most of its competitors and its average return on equity over the last 9 years, 17.5%, has been above average. Torchmark's management seems very shareholder oriented. They are averse to acquiring other companies when, as an alternative, they can repurchase their own company's stock at much cheaper prices in relation to earnings, book value and growth prospects. Consequently, the company has used some of its cash to take advantage of the low valuation of its own shares, and shares outstanding have declined almost 15% over the last four years. The stock price is 9.3X estimated earnings for 2003. Similar life insurance businesses have sold at 17X earnings in acquisition transactions.

POPULAR INC.: Popular is the largest bank in Puerto Rico. Earnings have grown steadily over the last 12 years at about an 11% compounded annual rate. Various officers and directors have continued to buy Popular's stock. Since the beginning of June 2002, insiders have bought more that 200,000 shares at prices ranging from 10% less to 6% more than the price on March 31, 2003. The stock is priced at 11.1X estimated earnings for 2003. In the past, banks have often been valued at 15X - 20X earnings in acquisition transactions.

AMERICAN EXPRESS: This global credit card and investment management business is selling at 14.8X estimated earnings for 2003.

FEDERATED INVESTORS INC.: Federated is an investment management business which manages equity, bond and money market mutual funds. The company's large, steady and growing fee revenues and earnings from managing bond and money market mutual funds have allowed the company to increase earnings and intrinsic value during the recent bear market for equities. Federated's stock is selling at 13.9X estimated earnings for 2003. The company has been repurchasing its own shares at recent price levels. Investment managers similar to Federated Investors have often sold for around 17X earnings in acquisition transactions.

FREDDIE MAC: Freddie Mac, and its primary competitor, Fannie Mae, are government sponsored enterprises which were established by Congress. Freddie Mac essentially purchases home mortgages from banks and other mortgage originators and owners with money funded by the sale of debt securities. Because Freddie Mac's debt is thought to be implicitly guaranteed by the US government, the company can borrow money through the debt

================================================================================
markets at much lower interest rates than its competitors--the banks, savings and loans and other financial enterprises--that originate and own mortgages. This low-interest rate cost advantage has enabled Freddie Mac to increase its business and earnings at a rate in excess of the overall growth rate for mortgages in the US. Freddie Mac's earnings per share have grown at a 20% compounded annual rate over the last 12 years. Freddie Mac's and Fannie Mae's combined mortgage holdings, $1.8 trillion, account for 19% of the US residential mortgage market, which totals more than $7 trillion. Management of Freddie Mac expects earnings to increase at a rate in excess of the 7% to 9% expected rate of growth in the overall residential mortgage market over the next ten years. Freddie Mac's stock is 9.2X estimated earnings for 2003. In March 2003, the CEO of Freddie Mac added to his total holdings of Freddie Mac stock by exercising a stock option and purchasing 25,048 shares, which he has not sold.

RAYONIER INC.: Rayonier owns timberland and produces various wood products, including logs and fiberboard. Using information provided in various Rayonier public documents, including prior-year annual reports and the company's website, and other information, we have calculated that the estimated market value of the company's timberland assets exceeds the stated carrying value on its balance sheet by about $42 to $48 per share. Rayonier's adjusted book value, adjusted to reflect timberland assets at estimated market value, is $68 to $74 per share. The stock price on March 31, 2003 was $44.06.

      Both Funds are diversified over a number of issues well beyond their respective ten largest holdings, and over the entire range of market caps. The Global Value Fund is invested in 189 issues in twenty-three countries. Approximately 32% of the portfolio is comprised of stocks with market caps less than $1 billion, more than half of which is in stocks with market caps below $500 million. Nearly 32% of assets are in stocks with market caps ranging from $1 billion to $5 billion, our so-called mid-cap range. An additional 37% of assets is invested in stocks with market caps above $5 billion. Our definition of large and mid-cap stocks probably is smaller than most advisors. For some, mid-cap ranges from $5 billion to $15 billion with stocks larger than that considered large cap. Stocks with market caps below $500 million are considered micro-caps by many managers.

      The portfolio of the American Value Fund is more concentrated than the Global Value Fund. Its portfolio is comprised of 75 issues, of which 11 are listed on a non-US stock exchange and represent 6.5% of the portfolio. The American Value Fund also has a larger concentration in stocks with market caps above $5 billion representing approximately 47% of net assets. The balance is invested in stocks with market caps below $5 billion, and almost 22% is invested in stocks with market caps below $1 billion.

================================================================================

      We have always been market cap agnostic. We search for value wherever we can find it and do not eliminate an investment opportunity just because it is a large or small cap stock. The origin of Tweedy, Browne, which dates back to 1920, has its roots in smaller cap stocks. We have no difficulty researching and analyzing companies that are not covered extensively by the brokerage community. Nor do we have any difficulty arriving at investment conclusions that are not shared by the broader investment community. If we are either incapable or fearful of arriving at a conclusion that is not shared by others, we have little chance of doing better than others. The tendency to arrive at our own investment conclusions, irrespective of the popular consensus, enables us to make decisions based on investment principles rather than emotion.

      Throughout the turmoil of the past three years, we adhered to the same investment principles we have followed through good times and bad. We had relatively little turnover in our holdings despite a crashing market, terrorist threats and war. The portfolio turnover rates for the Global Value Fund and the American Value Fund for the past three years are set forth in the table below with comparisons to fund categories in the Morningstar Database that we consider relevant to our Funds':

--------------------------------------------------------------------------------
                                                     PORTFOLIO TURNOVER(6)
                                                   FOR YEARS ENDING MARCH 31
                                                  2003       2002       2001
--------------------------------------------------------------------------------
 Tweedy, Browne Global Value Fund                   8%         7%         12%
--------------------------------------------------------------------------------
 Morningstar: Foreign Stock Category               88         87          87
--------------------------------------------------------------------------------
 Tweedy, Browne AmericanValue Fund                  8          6          10
--------------------------------------------------------------------------------
 Morningstar: Mid-Cap Value Category               85         98         113
--------------------------------------------------------------------------------
 Morningstar: Domestic Stock Fund
   Category                                       102        107         113
================================================================================

      One could say that we should have traded stocks more aggressively in light of the decline in global stock markets over the past three years. Or one could say, if you have invested soundly, there is no need to shuffle your holdings through market fluctuations. We will let our co-investors decide.

      It is not obvious to us that aggressively trading a fund's portfolio during periods of political and economic instability provides any benefit to the investor. Fortunately, in our experience, most of the effect of political and economic instability is transient in nature. Sound investment principles anticipate such events and help one avoid knee-jerk reactions to circumstances over which one has little or no control. Conviction born of long-term experience cannot insulate an investor from short-term market

================================================================================
swings arising from excessive greed or fear. However, it can insure that you are still in the game after the crowd has quieted down.

      We are pleased to note that the first annual "Winners of Standard & Poor's/BusinessWeek Excellence in Fund Management Award" published in the March 24th issue of BUSINESSWEEK magazine cited the Global Value Fund as the winner in the World Fund category among ten different categories. To quote the article:

               As the bear market grinds on, you're probably wary of mutual funds. With good reason: The speculative bubble and its aftermath ruined thousands of professional money managers--and the investors who trusted them. But not all funds are in the tank. The past five years--with wildly bullish and horribly bearish times--provided a rare opportunity to test managers' skills. So we teamed up with S&P's Global Fund Research team to identify those who navigated the markets with distinction.

We hope we can live up to their assessment and provide our shareholders with positive returns in the future.

                                    Sincerely,

                                    TWEEDY, BROWNE COMPANY LLC

                                    Christopher H. Browne
                                    William H. Browne
                                    John D. Spears
                                    Thomas H. Shrager
                                    Robert Q. Wyckoff, Jr.
                                    MANAGING DIRECTORS

April 28, 2003


================================================================================

Footnotes

(1) Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2) MSCI EAFE US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Except for the S&P 500 Index, information with respect to all other indexes and averages used is available at month end only; therefore the closest month end to each Fund's inception date, May 31, 1993 and November 30, 1993, respectively, were used.

(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(5) NASDAQ Composite Index is an unmanaged capitalization-weighted index composed of all NASDAQ domestic and non-US based common stocks listed on the NASDAQ Stock Market.

(6) The turnover ratio is a measure of a fund's trading activity which is computed by taking the lesser of purchases or sales (excluding all securities with maturities of less than one year) and dividing by the average monthly value of the long-term securities in the portfolio.

       Morningstar does not calculate turnover ratios. The figures are culled by Morningstar directly from the financial highlights of the funds' annual report. The turnover ratios for the categories ending March 31st consist of the average turnover for each fund in the category from the fund's latest annual report received by Morningstar, and consist of different one-year periods due to the varying fiscal year ends of the funds in each category. The Morningstar Foreign Stock Fund Category consists of all mutual funds in the Morningstar Universe that have 90% or more of their assets invested in non-U.S. stocks. The Morningstar Domestic

================================================================================

       Stock Fund Category consists of all mutual funds in the Morningstar Universe that have over 70% of their assets invested in domestic stocks. With respect to the Morningstar Mid-Cap Value Fund Category, Morningstar further assigns its domestic stock funds to an investment style category based on the market capitalization and growth and value characteristics of the underlying securities in each fund's portfolio. Morningstar defines large cap stocks as the group that accounts for the top 70% of the capitalization of the Morningstar domestic stock universe; mid-cap stocks represent the next 20%; and small-cap stocks represent the balance. Assignments for the funds are recalculated whenever Morningstar receives updated portfolio holdings for each fund.

       (C) 2003 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;
       (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
March 31, 2003

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
           TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY CAPITAL
        INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND FAR EAST ("EAFE")
                        INDEX (IN US DOLLARS AND HEDGED)


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date      Global Value      MSCI EAFE IX ND   MSCI EAFE (Hedged)
----      ------------      ---------------   -----------------
6/15/93     10,000.00          9,843.98             9,964.00
9/30/93     10,310.00         10,496.90            10,555.00
3/31/94     12,260.00         10,957.70            10,839.90
9/30/94     12,300.00         11,528.70            10,857.40
3/31/95     11,678.30         11,678.30            10,032.70
9/30/95     12,874.60         12,196.10            11,290.10
3/31/96     14,700.90         13,056.70            12,764.80
9/30/96     15,174.40         13,246.60            13,339.70
3/31/97     17,149.30         13,246.60            14,363.60
9/30/97     19,878.10         14,860.20            16,601.20
3/31/98     22,823.50         15,711.40            18,480.90
9/30/98     18,819.10         13,621.30            15,406.30
3/31/99     23,514.30         16,664.10            19,365.40
9/30/99     26,648.70         17,837.50            20,443.80
3/31/00     28,612.70         20,845.30            25,338.20
9/30/00     30,551.90         18,404.60            24,398.40
3/31/01     30,094.50         15,455.60            21,791.30
9/30/01     27,549.00         13,152.00            17,920.00
3/31/02     31,361.00         14,141.00            20,111.00
9/30/02     24,673.80         11,287.00            14,162.00
3/31/03     23,565.00         10,856.00            12,929.00

--------------------------------------------------------------------------------
MSCI EAFE INDEX REPRESENTS THE CHANGE IN MARKET CAPITALIZATIONS OF EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE), INCLUDING DIVIDENDS REINVESTED MONTHLY, NET AFTER FOREIGN WITHHOLDING TAXES.

INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, MAY 31, 1993, HAS BEEN USED.


--------------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURN*             AGGREGATE TOTAL RETURN*

                                                              YEAR    INCEPTION
                              WITHOUT                         ENDED  (6/15/93)-
 THE FUND           ACTUAL    WAIVERS                        3/31/03   3/31/03
 --------           ------   ---------                      --------- ---------
 Inception (6/15/93)
  through 3/31/03     9.15%     8.51%     The Fund           (24.86)%  135.65%
 Year Ended 3/31/03 (24.86)%  (24.86)%    MSCI EAFE (in
                                            US Dollar)       (23.59)%    8.56%
                                          MSCI EAFE (Hedged) (35.71)%   40.35%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

NOTE:THE PERFORMANCE  SHOWN  REPRESENTS PAST  PERFORMANCE AND IS NOT A GUARANTEE
     OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

* ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.


================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------

March 31, 2003

      In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities indices, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars and hedged into US dollars.

      However, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

      Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER- INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it

================================================================================

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--------------------------------------------------------------------------------

would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:

      UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

================================================================================

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March 31, 2003                 [GRAPHIC OMITTED]
                                 CONTINENTS ART


                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCKS--91.2%
              BELGIUM--1.5%
   1,219,490  Almanij  NV ......................................  $   38,138,172
     287,669  Colruyt NV .......................................      17,390,348
                                                                  --------------
                                                                      55,528,520
                                                                  --------------
              CANADA--1.4%
      72,400  Canadian Western Bank ............................       1,353,556
     260,700  Melcor Developments Ltd. .........................       6,712,723
   2,073,000  National Bank of Canada, Toronto .................      45,619,135
                                                                  --------------
                                                                      53,685,414
                                                                  --------------
              CZECH REPUBLIC--0.0%++
       2,800  Philip Morris CR AS ..............................       1,148,670
                                                                  --------------
              DENMARK--0.7%
   1,500,000  Danske Bank A/S ..................................      25,016,237
                                                                  --------------
              FINLAND--4.0%
   3,085,650  Huhtamaki Oyj ....................................      26,970,228
   1,963,000  Kesko Oyj, B Shares ..............................      23,005,412
   3,194,942  Kone Oyj, B Shares ...............................      97,617,224
                                                                  --------------
                                                                     147,592,864
                                                                  --------------
              FRANCE--3.9%
     174,706  Aventis SA .......................................       7,669,434
     433,783  BNP Paribas SA ...................................      17,371,768
   2,138,040  CNP Assurances ...................................      77,643,407
      37,278  Compagnie Lebon SA ...............................       2,074,571
   1,500,813  Nexans SA ........................................      17,441,412
   4,614,300  Rhodia SA ........................................      25,024,629
                                                                  --------------
                                                                     147,225,221
                                                                  --------------
              GERMANY--6.6%
   2,104,179  Bayer AG .........................................      28,678,112
   1,435,000  Bayerische Hypo-Und Vereinsbank AG ...............      10,773,226
     375,657  Boewe Systec AG ..................................       8,608,277
      62,263  Krones AG ........................................       2,765,221
      42,354  KSB AG ...........................................       3,142,743
     104,581  KSB AG, Vorzugsakt ...............................       7,645,978
     108,159  Linde AG .........................................       3,440,382
   4,721,200  Merck KGaA .......................................     113,081,709
     538,544  Moebel Walther AG ................................       4,113,625
     136,187  Moebel Walther AG, Vorzugsakt ....................         549,848
   1,398,285  Springer (Axel) Verlag AG ........................      65,228,480
                                                                  --------------
                                                                     248,027,601
                                                                  --------------
================================================================================
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                                       22

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--------------------------------------------------------------------------------

March 31, 2003



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCKS
              HONG KONG--3.3%
   2,376,000  Cafe de Coral Holdings Ltd. ......................    $  1,309,940
  14,707,000  Jardine Strategic Holdings Ltd. ..................      34,929,125
  42,847,281  SCMP Group Ltd. ..................................      15,519,521
  41,000,000  Swire Pacific Ltd., Class B ......................      27,072,457
  12,013,500  Wing Hang Bank Ltd. ..............................      41,203,102
     293,300  Wing Lung Bank Ltd. ..............................       1,143,200
                                                                  --------------
                                                                     121,177,345
                                                                  --------------
              IRELAND--1.0%
  24,839,922  Independent News & Media PLC .....................      36,592,277
   1,111,317  Unidare PLC ......................................       1,212,672
                                                                  --------------
                                                                      37,804,949
                                                                  --------------
              ITALY--1.8%
      23,151  Banco di Sardegna SPA ............................         205,131
   1,150,500  Maffei SPA .......................................       1,619,503
   6,402,940  Mondadori (Arnoldo) Editore SPA ..................      40,873,397
   2,598,000  Natuzzi SPA, Sponsored ADR + .....................      20,965,860
     137,806  Sol SPA ..........................................         384,958
     805,250  Vincenzo Zucchi SPA ..............................       3,154,501
                                                                  --------------
                                                                      67,203,350
                                                                  --------------
              JAPAN--9.2%
     590,460  Aiful Corporation ................................      19,419,754
     722,000  Amatsuji Steel Ball Manufacturing Company Ltd. ...       4,505,651
     552,900  Chofu Seisakusho Company Ltd. ....................       7,441,631
       1,351  Coca-Cola Central Japan Company Ltd. .............       7,405,550
      61,700  Coca-Cola West Japan Company Ltd. ................       1,012,550
     268,000  Credia Company Ltd. ..............................       2,504,166
     474,000  Daiwa Industries Ltd. ............................       1,263,147
     328,100  Eisai Company Ltd. ...............................       6,045,696
   5,251,000  Fujitec Company Ltd. .............................      24,798,115
     747,600  Fukuda Denshi Company Ltd. .......................       9,646,047
   1,094,000  Glory Ltd. .......................................      19,466,524
     753,000  Hitachi Koki Company Ltd. ........................       2,127,298
     137,000  Hitachi Medical Corporation ......................       1,335,571
     319,800  Inaba Denki Sangyo Company Ltd. ..................       3,999,523
      76,000  Inaba Seisakusho Company Ltd. ....................       1,101,737
     686,000  Kagawa Bank Ltd. .................................       3,436,364
     321,000  Katsuragawa Electric Company Ltd. ................         630,739
   1,291,000  Kawasumi Laboratories Inc. .......................       7,076,658
     400,000  Kinki Coca-Cola Bottling Company Ltd. ............       2,260,078
   1,005,000  Koito Manufacturing Company Ltd. .................       3,830,832
     477,000  Matsumoto Yushi-Seiyaku Company Ltd. .............       6,959,101


================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

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--------------------------------------------------------------------------------

March 31, 2003



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCKS
              JAPAN--(CONTINUED)
     371,000  Meito Sangyo Company Ltd. ........................    $  4,990,261
     249,600  Mirai Industry Company Ltd. ......................       1,410,289
     124,000  Morito Company Ltd. ..............................         471,614
     374,000  Nankai Plywood Company Ltd. ......................         763,265
     634,000  Nippon Broadcasting System Inc. ..................      14,596,224
   1,203,000  Nippon Cable System Inc. .........................      10,753,755
      44,080  Nippon Kanzai Company Ltd. .......................         631,945
   1,060,000  Nippon Konpo Unyu Soko Company Ltd. ..............       8,250,803
     746,000  Nissha Printing Company Ltd. .....................       5,183,877
     552,000  Nitto FC Company Ltd. ............................       1,913,240
     867,000  Riken Vitamin Company Ltd. .......................       8,920,055
      38,000  Rock Paint Company Ltd. ..........................         237,140
     451,000  Sangetsu Company Ltd. ............................       8,367,348
     232,000  Sanko Sangyo Company Ltd. ........................         749,334
   1,483,200  Sanyo Shinpan Finance Company Ltd. ...............      28,143,031
     213,000  Sasakura Engineering Company Ltd. ................         709,521
     760,600  Shikoku Coca-Cola Bottling Company Ltd. ..........       6,427,065
     478,000  Shingakukai Company Ltd. .........................       1,429,002
     331,500  Shinki Company Ltd. ..............................       1,053,934
   3,501,000  Shionogi & Company Ltd. ..........................      47,416,149
     448,000  SK Kaken Company Ltd. ............................      12,467,535
     712,000  Sonton Food Industry Company Ltd. ................       4,629,382
     369,000  Tachi-S Company Ltd. .............................       1,727,062
     484,070  Takefuji Corporation .............................      23,064,564
     269,000  TENMA Corporation ................................       2,536,195
     156,000  Tochigi Bank Ltd. ................................         776,185
     236,000  Torii Company Ltd. ...............................         519,447
   1,073,000  Torishima Pump Manufacturing Company Ltd. ........       4,243,861
      19,000  Toso Company Ltd. ................................          32,286
     111,000  Toyo Technical Company Ltd. ......................         416,554
     682,000  Tsubaki Nakashima Company Ltd. ...................       4,083,489
      42,000  Zojirushi Corporation ............................         108,028
                                                                  --------------
                                                                     343,289,172
                                                                  --------------
              MALAYSIA--0.3%
   5,921,000  Star Publications (Malaysia) Berhad ..............       9,271,015
                                                                  --------------

              MEXICO--4.6%
   9,467,000  Embotelladoras Arca SA + .........................      14,407,637
      28,097  Fomento Economico Mexicano, SA de CV, Sponsored ADR +      934,787
  30,132,400  Grupo Continental SA + ...........................      39,864,310
   5,430,250  Panamerican Beverages Inc., Class A ..............     117,727,820
                                                                  --------------
                                                                     172,934,554
                                                                  --------------

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

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--------------------------------------------------------------------------------

March 31, 2003



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCKS
              NETHERLANDS--10.6%
   5,310,524  ABN AMRO Holding NV ..............................    $ 77,651,101
   1,780,000  Akzo Nobel NV ....................................      35,389,450
      23,620  Crown Van Gelder Gemeenschappelijk Bezit NV ......         309,290
   1,484,600  Heineken Holding NV - A ..........................      42,119,989
   4,616,300  Holdingmaatschappij De Telegraaf NV ..............      68,507,540
   1,357,432  IMTECH NV ........................................      19,404,159
   1,347,834  Koninklijke Grolsch NV ...........................      25,591,226
     896,555  Koninklijke Wessanen NV, CVA .....................       4,832,917
   4,017,888  Randstad Holding NV ..............................      37,266,808
   2,032,224  Stork NV .........................................      12,595,788
     706,587  Twentsche Kabel Holding NV .......................       4,741,832
     739,643  Unilever NV, CVA .................................      44,027,330
   4,498,159  Wegener NV .......................................      17,670,252
     655,311  Wolters Kluwer NV, CVA ...........................       7,365,295
                                                                  --------------
                                                                     397,472,977
                                                                  --------------
              NEW ZEALAND--0.7%
  25,000,596  Carter Holt Harvey Ltd. ..........................      24,660,574
                                                                  --------------

              NORWAY--0.5%
   1,895,300  Schibsted ASA ....................................      18,282,653
                                                                  --------------
              SINGAPORE--3.9%
   4,624,625  Cycle & Carriage Ltd. ............................       9,851,055
   7,453,900  Fraser & Neave Ltd. ..............................      33,360,230
   4,210,800  Robinson & Company Ltd. ..........................      12,762,530
   2,697,800  Singapore Press Holdings Ltd. ....................      27,204,963
  10,378,088  United Overseas Bank Ltd. ........................      60,558,200
                                                                  --------------
                                                                     143,736,978
                                                                  --------------
              SOUTH AFRICA--0.3%
   1,051,170  Sappi Ltd. .......................................      12,286,576
                                                                  --------------
              SPAIN--1.9%
   2,475,000  Altadis SA .......................................      60,334,236
      20,834  Banco de Andalucia SA ............................       1,246,966
     189,588  Indo Internacional  SA + .........................         587,536
   1,775,551  Recoletos Grupo de Comunicacion SA ...............       8,815,562
                                                                  --------------
                                                                      70,984,300
                                                                  --------------
              SWEDEN--0.1%
      35,600  BRIO AB, B Shares ................................         176,343
      33,000  Cloetta Fazer AB, B Shares .......................         720,019
     262,800  SAS AB + .........................................       1,115,800
     380,398  VLT AB, B Shares .................................       3,140,470
                                                                  --------------
                                                                       5,152,632
                                                                  --------------

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

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--------------------------------------------------------------------------------

March 31, 2003



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------
              COMMON STOCKS
              SWITZERLAND--12.8%
      24,608  Banque Cantonale Vaudoise, Bearer ................    $  1,092,507
       4,833  Bucher Industries AG, Bearer .....................         425,560
   3,260,600  Compagnie Financiere Richemont AG ................      44,513,393
       5,842  Daetwyler Holding AG, Bearer .....................       7,175,736
      93,220  Edipresse SA, Bearer .............................      25,556,073
      34,377  Forbo Holding AG .................................      10,047,589
      19,506  Gurit-Heberlein AG, Bearer .......................       9,020,800
      28,536  Helvetia Patria Holding, Registered ..............       2,686,876
      29,327  Loeb Holding AG ..................................       3,689,040
     644,000  Nestle SA, Registered ............................     127,469,551
           8  Neue Zuercher Zeitung + ..........................         384,769
   2,321,385  Novartis AG, Registered ..........................      85,970,224
      49,390  Phoenix Mecano AG ................................       6,395,491
     155,033  PubliGroupe SA, Registered .......................      22,828,324
     185,872  Sarna Kunsstoff Holding AG, Registered ...........      15,266,299
     375,540  SIG Holding AG, Registered .......................      33,206,332
     143,969  Sika AG, Bearer ..................................      38,989,429
       2,896  Sulzer AG, Registered ............................         355,180
     374,960  Syngenta AG ......................................      17,090,803
     471,045  Tamedia AG .......................................      18,141,782
      18,192  Zehnder Group AG, Class B ........................       9,153,479
                                                                  --------------
                                                                     479,459,237
                                                                  --------------
              UNITED KINGDOM--10.9%
   4,885,418  AGA Foodservice Group PLC ........................      15,058,184
   2,006,739  Alumasc Group PLC ................................       3,647,750
     992,166  Amersham PLC .....................................       6,445,586
   7,503,152  BBA Group PLC ....................................      20,161,783
     639,000  Burtonwood Brewery PLC ...........................       2,338,235
   3,979,658  Carclo PLC + .....................................       1,320,995
   7,396,247  Diageo PLC .......................................      75,873,893
   3,102,000  Elementis PLC ....................................       1,127,732
     743,139  GlaxoSmithKline PLC, Sponsored ADR ...............      26,151,061
   1,098,479  Hardys & Hansons PLC .............................       6,207,319
     350,000  Johnston Group PLC ...............................       1,756,500
  13,999,124  Novar PLC ........................................      24,783,073
     584,000  Partridge Fine Art PLC + .........................         540,014
   8,454,945  Rolls-Royce PLC ..................................       9,455,261
     779,500  Swan Hill Group PLC ..............................         794,716
  23,145,557  Thistle Hotels PLC ...............................      42,438,682
  12,956,686  Trinity Mirror PLC ...............................      77,926,444
   8,635,167  TT Electronics PLC ...............................      11,601,815
   5,025,000  Unilever PLC .....................................      46,544,669
   4,420,724  Weir Group PLC ...................................      13,940,314


================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

March 31, 2003



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCKS
              UNITED KINGDOM--(CONTINUED)
   1,917,457  Wolverhampton & Dudley Breweries PLC .............    $ 17,578,827
      37,500  Young & Company's Brewery PLC, Class A ...........         429,740
                                                                  --------------
                                                                     406,122,593
                                                                  --------------
              UNITED STATES--11.2%
     563,000  American Express Company .........................      18,708,490
      75,700  American National Insurance Company ..............       5,899,301
     180,400  Freddie Mac ......................................       9,579,240
   6,728,996  Hollinger International Inc. .....................      53,159,069
   1,230,305  MBIA Inc. ........................................      47,538,985
      68,418  Monsanto Company .................................       1,122,055
   2,438,429  Pharmacia Corporation, Depository Shares .........     105,583,976
     460,000  PNC Financial Services Group Inc. ................      19,494,800
     596,000  Popular Inc. .....................................      20,258,040
   4,285,000  Schering-Plough Corporation ......................      76,401,550
      74,100  Syms Corporation + ...............................         581,685
     709,000  Torchmark Corporation ............................      25,382,200
     395,880  Transatlantic Holdings Inc. ......................      25,949,934
     225,000  Wells Fargo & Company ............................      10,122,750
                                                                  --------------
                                                                     419,782,075
                                                                  --------------
              TOTAL COMMON STOCKS
              (COST $3,478,479,289) ............................   3,407,845,507
                                                                  --------------

              PREFERRED STOCKS--1.1%
      15,400  Krones AG ........................................         705,958
   4,158,782  ProSieben Sat. 1 Media AG ........................      24,777,886
   1,718,250  Villeroy & Boch AG ...............................      14,062,193
                                                                  --------------

              TOTAL PREFERRED STOCKS
              (COST $52,913,549) ...............................      39,546,037
                                                                  --------------


     FACE
     VALUE
    -------
              U.S. TREASURY BILLS--0.4%
$ 12,000,000  1.311% ** due 5/29/03 ............................      11,978,790
   4,500,000  1.198% ** due 8/28/03 ............................       4,479,790
                                                                  --------------

              TOTAL U.S. TREASURY BILLS
              (COST $16,453,272) ...............................      16,458,580
                                                                  --------------

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

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--------------------------------------------------------------------------------

March 31, 2003



                                                                       MARKET
    FACE                                                                VALUE
    VALUE                                                             (NOTE 1)
    ------                                                            --------

              REPURCHASE AGREEMENT--12.8%
              (COST $478,265,000)
$478,265,000  Agreement  with UBS  Warburg  LLC,  1.300%  dated
              3/31/03,  to be repurchased  at   $478,282,271
              on 4/1/03, collateralized by $457,286,000 U.S.
              Treasury Bonds, 12.000%, 8.375% and 8.750% due
              5/15/05, 8/15/08  and  11/15/08
              (market  value  $487,832,683) ...................  $  478,265,000
                                                                 --------------
TOTAL INVESTMENTS (COST $4,026,111,110*) ..............  105.5%   3,942,115,124
UNREALIZED LOSS ON FORWARD CONTRACTS (NET) ............   (5.4)    (202,616,762)
OTHER ASSETS AND LIABILITIES (NET) ....................   (0.1)      (2,874,156)
                                                         -----   --------------
NET ASSETS ............................................  100.0%  $3,736,624,206
                                                         =====   ==============

----------------------
 * AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $4,026,261,237.
** RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.
 + NON-INCOME PRODUCING SECURITY.
++ AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATIONS
ADR-- AMERICAN DEPOSITORY RECEIPT
CVA--CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)


================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

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--------------------------------------------------------------------------------

March 31, 2003

                                                    PERCENTAGE OF  MARKET VALUE
SECTOR DIVERSIFICATION                               NET ASSETS      (NOTE 1)
----------------------                              ------------     --------

COMMON STOCKS:
Food and Beverages ...............................      17.0%    $ 636,983,380
Printing and Publishing ..........................      13.4       499,572,773
Pharmaceuticals ..................................      12.7       474,765,385
Banking ..........................................       7.8       291,842,860
Financial Services ...............................       5.7       213,371,704
Holdings .........................................       5.7       212,583,134
Machinery ........................................       4.2       156,370,897
Manufacturing ....................................       3.8       143,342,423
Insurance ........................................       3.7       137,561,718
Chemicals ........................................       2.6        96,910,713
Paper Products ...................................       1.7        64,226,668
Tobacco ..........................................       1.6        61,482,906
Retail ...........................................       1.3        50,388,674
Building Materials ...............................       1.2        43,400,444
Leisure ..........................................       1.1        42,438,682
Commercial Services ..............................       1.0        38,670,487
Wholesale ........................................       1.0        37,056,569
Health Care ......................................       0.8        30,601,219
Engineering and Construction .....................       0.8        29,994,997
Autos ............................................       0.7        26,162,704
Construction Materials ...........................       0.7        25,313,888
Electronics ......................................       0.5        17,997,306
Broadcast, Radio and TV ..........................       0.4        14,596,224
Real Estate ......................................       0.3         9,582,010
Aerospace ........................................       0.3         9,455,261
Transportation ...................................       0.3         9,366,603
Medical Research and Supplies ....................       0.2         7,076,658
Textiles .........................................       0.1         3,154,501
Mining and Metal Fabrication .....................       0.0++       1,619,503
Agriculture ......................................       0.0++       1,122,055
Other ............................................       0.6        20,833,161
                                                      ------    --------------
TOTAL COMMON STOCKS ..............................      91.2     3,407,845,507
                                                      ------    --------------
PREFERRED STOCKS .................................       1.1        39,546,037
U.S. TREASURY BILLS ..............................       0.4        16,458,580
REPURCHASE AGREEMENT .............................      12.8       478,265,000
UNREALIZED LOSS ON FORWARD CONTRACTS .............      (5.4)     (202,616,762)
OTHER ASSETS AND LIABILITIES (NET) ...............      (0.1)       (2,874,156)
                                                      ------    --------------
NET ASSETS .......................................     100.0%   $3,736,624,206
                                                      ======    ==============

----------------
 ++ AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

March 31, 2003

                                                     CONTRACT        MARKET
                                                       VALUE          VALUE
 CONTRACTS                                             DATE         (NOTE 1)
 ---------                                             -----        --------

FORWARD  EXCHANGE CONTRACTS TO BUY
   88,000,000   Danish Krone .....................    4/7/03    $    12,926,766
1,250,000,000   Japanese Yen .....................   4/14/03         10,546,646
   23,000,000   Norwegian Krone ..................   4/14/03          3,164,190
    8,650,000   Singapore Dollar .................   4/23/03          4,901,994
   55,000,000   South African Rand ...............    8/1/03          6,704,722
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $37,880,672) ....................              $    38,244,318
                                                                ===============

FORWARD EXCHANGE CONTRACTS TO SELL
    2,700,000   Canadian Dollar ..................   4/14/03    $    (1,834,299)
    3,000,000   Canadian Dollar ..................   4/23/03         (2,037,180)
    4,250,000   Canadian Dollar ..................   4/28/03         (2,885,275)
    5,000,000   Canadian Dollar ..................    5/5/03         (3,393,117)
   13,600,000   Canadian Dollar ..................   5/12/03         (9,225,539)
    2,500,000   Canadian Dollar ..................    6/6/03         (1,693,389)
    8,000,000   Canadian Dollar ..................   6/13/03         (5,416,543)
    4,000,000   Canadian Dollar ..................   7/17/03         (2,702,438)
    3,000,000   Canadian Dollar ..................   8/21/03         (2,021,956)
    4,000,000   Canadian Dollar ..................  10/23/03         (2,684,873)
    4,200,000   Canadian Dollar ..................  10/27/03         (2,818,334)
    8,500,000   Canadian Dollar ..................   1/13/04         (5,673,040)
    1,500,000   Canadian Dollar ..................   1/30/04           (999,949)
    3,000,000   Canadian Dollar ..................   2/13/04         (1,997,967)
    4,000,000   Canadian Dollar ..................   3/12/04         (2,658,819)
    8,000,000   Canadian Dollar ..................    4/5/04         (5,309,564)
   30,000,000   Czech Koruna .....................   11/7/03         (1,015,161)
   88,000,000   Danish Krone .....................    4/7/03        (12,926,767)
   93,000,000   Danish Krone .....................   4/23/03        (13,652,591)
    7,500,000   Danish Krone .....................   4/28/03         (1,100,797)
   27,200,000   Danish Krone .....................   7/17/03         (3,980,216)
   34,650,000   Danish Krone .....................    8/8/03         (5,066,101)
   24,400,000   European Economic Union Euro .....    4/7/03        (26,618,750)
   51,500,000   European Economic Union Euro .....   4/14/03        (56,168,948)
   40,000,000   European Economic Union Euro .....   4/22/03        (43,613,886)
   50,000,000   European Economic Union Euro .....   4/23/03        (54,515,408)
   12,000,000   European Economic Union Euro .....   4/28/03        (13,081,359)
   34,500,000   European Economic Union Euro .....    5/5/03        (37,599,381)
   80,000,000   European Economic Union Euro .....   5/12/03        (87,164,694)
   25,000,000   European Economic Union Euro .....   5/19/03        (27,232,009)
    4,000,000   European Economic Union Euro .....   6/13/03         (4,353,300)
   51,000,000   European Economic Union Euro .....   6/17/03        (55,497,012)
    7,500,000   European Economic Union Euro .....   6/24/03         (8,159,380)
   40,000,000   European Economic Union Euro .....   7/11/03        (43,490,854)
   71,000,000   European Economic Union Euro .....   7/17/03        (77,179,903)
   45,500,000   European Economic Union Euro .....    8/8/03        (49,423,752)
   44,800,000   European Economic Union Euro .....   8/21/03        (48,643,329)

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

March 31, 2003

                                                     CONTRACT        MARKET
                                                       VALUE          VALUE
 CONTRACTS                                             DATE         (NOTE 1)
 ---------                                             -----        --------

FORWARD EXCHANGE CONTRACTS TO SELL
 32,000,000   European Economic Union Euro .......    9/2/03    $  (34,732,209)
 25,000,000   European Economic Union Euro .......  10/23/03       (27,092,183)
 34,000,000   European Economic Union Euro .......  10/27/03       (36,840,897)
 22,000,000   European Economic Union Euro .......  10/31/03       (23,835,335)
 40,000,000   European Economic Union Euro .......  11/12/03       (43,321,202)
 22,000,000   European Economic Union Euro .......  11/28/03       (23,815,106)
 32,000,000   European Economic Union Euro .......   12/9/03       (34,628,609)
 50,000,000   European Economic Union Euro .......    1/8/04       (54,061,342)
 14,000,000   European Economic Union Euro .......   1/13/04       (15,135,228)
  3,200,000   European Economic Union Euro .......   3/10/04        (3,454,414)
 56,000,000   European Economic Union Euro .......   3/26/04       (60,427,844)
 50,000,000   European Economic Union Euro .......   3/29/04       (53,950,970)
 23,000,000   European Economic Union Euro .......    4/2/04       (24,815,935)
 42,000,000   European Economic Union Euro .......    4/5/04       (45,313,989)
  1,900,000   Great Britain Pound Sterling .......   4/14/03        (3,000,503)
 10,500,000   Great Britain Pound Sterling .......   4/22/03       (16,573,380)
  3,500,000   Great Britain Pound Sterling .......   4/28/03        (5,522,372)
 17,000,000   Great Britain Pound Sterling .......    6/6/03       (26,754,974)
 20,000,000   Great Britain Pound Sterling .......   6/13/03       (31,462,538)
  6,000,000   Great Britain Pound Sterling .......    7/7/03        (9,424,091)
 11,500,000   Great Britain Pound Sterling .......   7/17/03       (18,050,548)
 10,000,000   Great Britain Pound Sterling .......    8/8/03       (15,673,966)
 12,600,000   Great Britain Pound Sterling .......   8/21/03       (19,733,915)
  8,500,000   Great Britain Pound Sterling .......    9/2/03       (13,302,943)
 10,000,000   Great Britain Pound Sterling .......    9/3/03       (15,649,561)
  2,650,000   Great Britain Pound Sterling .......  10/23/03        (4,134,634)
 10,000,000   Great Britain Pound Sterling .......  10/31/03       (15,594,969)
 10,000,000   Great Britain Pound Sterling .......  11/12/03       (15,583,833)
 10,000,000   Great Britain Pound Sterling .......   12/9/03       (15,558,777)
 20,000,000   Great Britain Pound Sterling .......   3/10/04       (30,956,440)
  9,000,000   Great Britain Pound Sterling .......   3/12/04       (13,928,843)
  9,000,000   Great Britain Pound Sterling .......   3/29/04       (13,916,292)
 13,000,000   Great Britain Pound Sterling .......    4/2/04       (20,097,770)
 20,000,000   Great Britain Pound Sterling .......    4/5/04       (30,915,560)
 10,000,000   Hong Kong Dollar ...................   4/14/03        (1,282,116)
195,000,000   Hong Kong Dollar ...................   4/28/03       (25,000,606)
160,000,000   Hong Kong Dollar ...................    5/5/03       (20,513,044)
 85,000,000   Hong Kong Dollar ...................   6/13/03       (10,896,477)
 30,000,000   Hong Kong Dollar ...................   6/17/03        (3,845,760)
 70,000,000   Hong Kong Dollar ...................    7/7/03        (8,972,782)
140,000,000   Hong Kong Dollar ...................   7/17/03       (17,944,898)
 30,000,000   Hong Kong Dollar ...................   8/21/03        (3,844,831)
 47,000,000   Hong Kong Dollar ...................  10/31/03        (6,021,383)
 63,000,000   Hong Kong Dollar ...................   1/13/04        (8,067,397)
 80,000,000   Hong Kong Dollar ...................   1/30/04       (10,243,049)
 11,600,000   Hong Kong Dollar ...................   3/10/04        (1,484,811)
 35,000,000   Hong Kong Dollar ...................    4/6/04        (4,479,075)

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

March 31, 2003

                                                     CONTRACT        MARKET
                                                       VALUE          VALUE
 CONTRACTS                                             DATE         (NOTE 1)
 ---------                                             -----        --------

FORWARD EXCHANGE CONTRACTS TO SELL
9,650,000,000   Japanese Yen .....................   4/14/03    $  (81,420,109)
2,530,000,000   Japanese Yen .....................   4/22/03       (21,352,412)
2,130,000,000   Japanese Yen .....................   4/28/03       (17,980,327)
5,500,000,000   Japanese Yen .....................   4/30/03       (46,431,338)
2,300,000,000   Japanese Yen .....................    5/6/03       (19,423,973)
2,423,000,000   Japanese Yen .....................    6/6/03       (20,493,839)
4,000,000,000   Japanese Yen .....................   6/13/03       (33,833,125)
  944,000,000   Japanese Yen .....................    7/7/03        (7,987,243)
  938,000,000   Japanese Yen .....................   7/11/03        (7,937,527)
7,200,000,000   Japanese Yen .....................   7/17/03       (60,939,803)
  585,000,000   Japanese Yen .....................    8/8/03        (4,954,724)
  280,000,000   Japanese Yen .....................   8/21/03        (2,372,362)
1,300,000,000   Japanese Yen .....................    9/3/03       (11,018,889)
  710,550,000   Japanese Yen .....................  10/23/03        (6,032,725)
  765,000,000   Japanese Yen .....................  10/27/03        (6,495,897)
  960,000,000   Japanese Yen .....................   1/13/04        (8,173,553)
  180,000,000   Mexican Peso .....................    4/7/03       (16,631,248)
  180,000,000   Mexican Peso .....................   4/14/03       (16,608,597)
  110,000,000   Mexican Peso .....................   4/23/03       (10,131,956)
   24,500,000   Mexican Peso .....................   4/28/03        (2,254,473)
   41,000,000   Mexican Peso .....................    6/6/03        (3,743,144)
   80,000,000   Mexican Peso .....................    9/2/03        (7,172,883)
  100,000,000   Mexican Peso .....................   12/9/03        (8,790,350)
   23,000,000   New Zealand Dollar ...............   12/9/03       (12,362,896)
   11,000,000   New Zealand Dollar ...............   2/13/04        (5,871,383)
   23,000,000   Norwegian Krone ..................   4/14/03        (3,164,190)
   33,500,000   Norwegian Krone ..................    5/5/03        (4,597,201)
   85,750,000   Norwegian Krone ..................   5/19/03       (11,748,575)
   17,350,000   Singapore Dollar .................   4/23/03        (9,832,323)
   10,650,000   Singapore Dollar .................    5/5/03        (6,036,402)
    5,000,000   Singapore Dollar .................   6/13/03        (2,835,317)
    9,000,000   Singapore Dollar .................   6/17/03        (5,103,822)
   14,700,000   Singapore Dollar .................   6/24/03        (8,336,960)
   31,000,000   Singapore Dollar .................   7/17/03       (17,586,277)
    7,000,000   Singapore Dollar .................    8/1/03        (3,971,818)
   31,000,000   Singapore Dollar .................   8/21/03       (17,593,673)
   26,000,000   Singapore Dollar .................    9/3/03       (14,758,471)
    5,650,000   Singapore Dollar .................  10/27/03        (3,209,408)
   20,000,000   Singapore Dollar .................  12/15/03       (11,367,603)
   47,000,000   Singapore Dollar .................   1/16/04       (26,723,828)
   10,000,000   Singapore Dollar .................   2/13/04        (5,687,732)
   15,900,000   Singapore Dollar .................   3/10/04        (9,046,169)
   12,000,000   Singapore Dollar .................   3/29/04        (6,829,249)
    7,000,000   Singapore Dollar .................    4/5/04        (3,984,532)
  105,000,000   South African Rand ...............    8/1/03       (12,799,923)
   70,000,000   South African Rand ...............    9/3/03        (8,449,753)
   15,400,000   Swedish Krona ....................   4/14/03        (1,814,638)

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

March 31, 2003

                                                     CONTRACT        MARKET
                                                       VALUE          VALUE
 CONTRACTS                                             DATE         (NOTE 1)
 ---------                                             -----        --------

FORWARD EXCHANGE CONTRACTS TO SELL
 40,000,000   Swedish Krona ......................   4/22/03    $    (4,710,917)
 52,500,000   Swedish Krona ......................   4/28/03         (6,180,691)
  4,000,000   Swedish Krona ......................    6/6/03           (469,699)
 25,500,000   Swedish Krona ......................   6/24/03         (2,990,937)
 98,000,000   Swedish Krona ......................    8/8/03        (11,460,684)
 49,400,000   Swedish Krona ......................  10/23/03         (5,750,668)
 33,000,000   Swedish Krona ......................   2/13/04         (3,815,136)
 84,000,000   Swedish Krona ......................   3/26/04         (9,687,103)
 98,000,000   Swedish Krona ......................    4/2/04        (11,298,124)
  4,165,000   Swiss Franc ........................    4/7/03         (3,082,470)
 38,800,000   Swiss Franc ........................   4/14/03        (28,721,072)
  6,500,000   Swiss Franc ........................   4/23/03         (4,812,731)
  5,700,000   Swiss Franc ........................   4/28/03         (4,220,986)
 27,000,000   Swiss Franc ........................    5/5/03        (19,997,904)
 20,000,000   Swiss Franc ........................   5/19/03        (14,818,748)
 21,000,000   Swiss Franc ........................   6/13/03        (15,569,258)
 21,000,000   Swiss Franc ........................   6/17/03        (15,570,703)
 16,000,000   Swiss Franc ........................    7/7/03        (11,868,940)
 37,000,000   Swiss Franc ........................   7/11/03        (27,449,505)
 14,500,000   Swiss Franc ........................   7/17/03        (10,758,756)
 17,550,000   Swiss Franc ........................    8/8/03        (13,028,372)
 17,000,000   Swiss Franc ........................   8/21/03        (12,623,730)
 30,000,000   Swiss Franc ........................    9/2/03        (22,282,987)
  9,200,000   Swiss Franc ........................  10/23/03         (6,840,867)
 25,000,000   Swiss Franc ........................  10/27/03        (18,590,911)
 12,000,000   Swiss Franc ........................  10/31/03         (8,924,405)
 24,500,000   Swiss Franc ........................  11/28/03        (18,231,631)
 25,000,000   Swiss Franc ........................   12/9/03        (18,608,108)
 10,000,000   Swiss Franc ........................  12/15/03         (7,444,204)
 32,000,000   Swiss Franc ........................   1/13/04        (23,835,411)
  6,500,000   Swiss Franc ........................   1/16/04         (4,841,850)
 20,000,000   Swiss Franc ........................   2/13/04        (14,906,115)
  4,500,000   Swiss Franc ........................   3/10/04         (3,355,573)
 21,500,000   Swiss Franc ........................   3/26/04        (16,037,298)
 16,000,000   Swiss Franc ........................    4/2/04        (11,936,934)
 23,000,000   Swiss Franc ........................    4/5/04        (17,160,698)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $2,528,489,639)                                $(2,731,470,047)
                                                                ===============

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

March 31, 2003

ASSETS
   Investments, at value (Cost $4,026,111,110) (Note 1)
      Securities ...................................................... $3,463,850,124
      Repurchase Agreement ............................................    478,265,000
                                                                        --------------
   Total Investments ..................................................  3,942,115,124
   Cash and foreign currency (Cost $6,586,170) ........................      6,734,765
   Dividends and interest receivable ..................................     11,925,018
   Receivable for Fund shares sold ....................................      4,647,878
   Receivable for investment securities sold ..........................      1,413,528
   Prepaid expense ....................................................         11,928
                                                                        --------------
      TOTAL ASSETS ...................................................   3,966,848,241
                                                                        --------------
LIABILITIES
   Net unrealized depreciation of forward exchange
      contracts (Note 1) .................................  $202,616,762
   Payable for investment securities purchased ...........    14,290,082
   Payable for Fund shares redeemed ......................     9,892,835
   Investment advisory fee payable (Note 2) ..............     2,589,620
   Custodian fees payable (Note 2) .......................       155,191
   Transfer agent fees payable (Note 2) ..................       117,974
   Accrued expenses and other payables ...................       561,571
                                                            ------------
      TOTAL LIABILITIES ...............................................    230,224,035
                                                                        --------------
NET ASSETS ............................................................ $3,736,624,206
                                                                        ==============

NET ASSETS CONSIST OF
   Undistributed net investment income ................................ $   10,955,981
   Accumulated net realized loss on securities, forward
      exchange contracts and foreign currencies .......................   (372,075,552)
   Net unrealized depreciation of securities, forward exchange
      contracts, foreign currencies and net other assets ..............   (286,193,705)
   Par value ..........................................................         25,884
   Paid-in capital in excess of par value .............................  4,383,911,598
                                                                        --------------
      TOTAL NET ASSETS ................................................ $3,736,624,206
                                                                        ==============

NET ASSET VALUE, offering and redemption price per share
   ($3,736,624,206 / 258,836,350 shares of common stock outstanding)...       $  14.44
                                                                              ========

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended March 31, 2003

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $10,141,419) .$    98,855,560
   Interest ....................................................      9,571,890
                                                                ---------------
      TOTAL INVESTMENT INCOME ..................................    108,427,450
                                                                ---------------
EXPENSES
   Investment advisory fee (Note 2) ..............  $ 53,477,001
   Custodian fees (Note 2) .......................     1,810,318
   Administration and accounting fees (Note 2) ...     1,462,461
   Transfer agent fees (Note 2) ..................       852,972
   Directors' fees and expenses (Note 2) .........       141,343
   Legal and audit fees ..........................       141,247
   Other .........................................       674,504
                                                    ------------
      TOTAL EXPENSES ...........................................     58,559,846
                                                                ---------------
NET INVESTMENT INCOME ..........................................     49,867,604
                                                                ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities ...............................................    (84,430,900)
      Forward exchange contracts ...............................   (243,071,477)
      Foreign currencies and net other assets ..................      1,270,098
                                                                ---------------
   Net realized loss on investments during the year ............   (326,232,279)
                                                                ---------------
   Net unrealized appreciation (depreciation) of:
      Securities ...............................................   (690,019,650)
      Forward exchange contracts ...............................   (250,954,730)
      Foreign currencies and net other assets ..................        416,911
                                                                ---------------
   Net unrealized depreciation of investments during the year ..   (940,557,469)
                                                                ---------------
NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS .................................................... (1,266,789,748)
                                                                ---------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................$(1,216,922,144)
                                                                ===============
================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR           YEAR
                                                                ENDED          ENDED
                                                               3/31/03        3/31/02
                                                           --------------  --------------
Net investment income .................................... $   49,867,604  $   48,895,367
Net realized gain (loss) on securities, forward exchange
   contracts and currency transactions during the year ...   (326,232,279)    209,233,555
Net unrealized depreciation of securities, forward
   exchange contracts, foreign currencies and net other
   assets during the year ................................   (940,557,469)    (68,070,316)
                                                           --------------  --------------
Net increase (decrease) in net assets resulting from
   operations ............................................ (1,216,922,144)    190,058,606

DISTRIBUTIONS:
   Dividends to shareholders from net investment
      income .............................................    (50,732,623)    (39,539,408)
   Distributions to shareholders from net realized gain
      on investments .....................................    (67,657,606)    (70,942,781)
Net increase in net assets from Fund share transactions
   (Note 4) ..............................................    447,537,198     883,311,035
                                                           --------------  --------------
Net increase (decrease) in net assets ....................   (887,775,175)    962,887,452

NET ASSETS
Beginning of year ........................................  4,624,399,381   3,661,511,929
                                                           --------------  --------------
End of year (including undistributed net investment
   income of $10,955,981 and $14,397,628, respectively) .. $3,736,624,206  $4,624,399,381
                                                           ==============  ==============

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.

                                                  YEAR        YEAR        YEAR        YEAR        YEAR
                                                  ENDED       ENDED       ENDED       ENDED       ENDED
                                                 3/31/03     3/31/02     3/31/01     3/31/00     3/31/99
                                                 -------     -------     -------     -------     -------
Net asset value, beginning of year ..........     $19.79      $19.52      $21.10      $18.08      $18.98
                                                  ------      ------      ------      ------      ------
Income from investment operations:
Net investment income .......................       0.19        0.22        0.22        0.23        0.23
Net realized and unrealized gain (loss)
   on investments ...........................      (5.07)       0.56        0.92        3.64        0.24
                                                  ------      ------      ------      ------      ------
      Total from investment
        operations ..........................      (4.88)       0.78        1.14        3.87        0.47
                                                  ------      ------      ------      ------      ------
DISTRIBUTIONS:
   Dividends from net investment
      income ................................      (0.20)      (0.18)      (0.21)      (0.26)      (0.38)
   Distributions from net
      realized gains ........................      (0.27)      (0.33)      (2.23)      (0.59)      (0.99)
   Distributions in excess of net
      realized gains ........................         --          --       (0.28)         --          --
                                                  ------      ------      ------      ------      ------
      Total distributions ...................      (0.47)      (0.51)      (2.72)      (0.85)      (1.37)
                                                  ------      ------      ------      ------      ------
Net asset value, end of year ................     $14.44      $19.79      $19.52      $21.10      $18.08
                                                  ======      ======      ======      ======      ======
Total return (a) ............................   (24.86)%       4.22%       5.17%      21.68%       3.03%
                                                ========      ======      ======      ======      ======
Ratios/Supplemental Data:
Net assets, end of year (in 000s) ........... $3,736,624  $4,624,399  $3,661,512  $3,236,504  $2,589,574
Ratio of operating expenses to
   average net assets .......................      1.37%       1.37%       1.38%       1.38%       1.41%
Ratio of net investment income to
   average net assets .......................      1.17%       1.22%       1.06%       1.10%       1.26%
Portfolio turnover rate .....................         8%          7%         12%         16%         23%

-------------------------
(a) Total return represents aggregate total return for the periods indicated.

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price or the Nasdaq Official Close Price ("NOCP"), when appropriate, prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation or the NOCP does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC is reimbursed by the Fund for the cost of settling transactions in US securities for the Fund through its clearing broker. For the year ended March 31, 2003 the Fund reimbursed Tweedy, Browne Company LLC $393 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The character of distributions paid on a tax basis during December 2002 for fiscal year 2003 and December 2001 for fiscal year 2002 is as follows:

                                           2003               2002
Distributions paid from:
Investment income                     $  50,732,623        $ 39,539,408
Short-term capital gain                   7,840,593          22,449,429
                                      -------------        ------------
Ordinary income                          58,573,216          61,988,837
Long-term capital gain                   59,817,013          48,493,352
                                      -------------        ------------
      Total Distributions             $ 118,390,229        $110,482,189
                                      =============        ============

     As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income         $  11,182,243
Unrealized depreciation                 (88,723,538)
                                      -------------
      Total                           $ (77,541,295)
                                      =============


     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are generally allocated to each Fund based on the average net assets of each Fund.

2.  INVESTMENT   ADVISORY  FEE,  OTHER  RELATED  PARTY  TRANSACTIONS  AND
ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $39.0 million, as of March 31, 2003, of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

--------------------------------------------------------------------------------

                                           BETWEEN        BETWEEN
                                        $500 MILLION    $1 BILLION
                           UP TO             AND            AND        EXCEEDING
                       $500 MILLION      $1 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Administration Fees        0.06%           0.04%            0.02%       0.015%
================================================================================



--------------------------------------------------------------------------------

                                           BETWEEN        BETWEEN
                                        $100 MILLION    $2 BILLION
                           UP TO             AND            AND        EXCEEDING
                       $100 MILLION      $2 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees           0.03%             0.01%          0.0075%      0.006%
================================================================================

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Non-Interested Director $50,000 annually to be paid quarterly in $12,500 increments plus out-of-pocket expenses for their services as directors. The annual fee of $50,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne American Value Fund.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly-owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc.

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2003, aggregated $582,923,403 and $314,992,580, respectively.

     At March 31, 2003, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $580,391,532 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $664,537,645.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

--------------------------------------------------------------------------------
                         YEAR ENDED 3/31/03            YEAR ENDED 3/31/02
                      SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold               354,762,237   $5,891,099,961   173,519,784   $3,321,002,070
Reinvested           6,894,157      107,824,613     5,527,528      101,596,149
Redeemed          (336,482,653)  (5,551,387,376) (132,959,446)  (2,539,287,184)
--------------------------------------------------------------------------------
Net Increase        25,173,741   $  447,537,198    46,087,866   $  883,311,035
================================================================================


5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 25, 2002, provides the Company, on behalf of the Fund and the Tweedy, Browne American Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the value of one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by any borrowings of the Tweedy, Browne American Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 2003, the Company did not borrow, on behalf of the Fund, under the Agreement.

7.   POST-OCTOBER LOSS DEFERRAL DISCLOSURE

     Certain losses incurred after October 31 within a fund's fiscal year are deemed to arise on the first business day of the fund's following fiscal year. For the fiscal year ended March 31, 2003, the Tweedy, Browne Global Value Fund incurred and elected to defer $290,173,353 in capital losses.

8.   CAPITAL LOSS CARRYOVER DISCLOSURE

     As of March 31, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $279,598,628 expiring on March 31, 2011.

9.   SECURITIES LENDING

     The Fund may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security out on loan is collateralized with segregated assets held with the borrower in an amount equal to or greater than the current market value of the loaned securities.

     At March 31, 2003, the Fund did not have any securities out on loan and did not have any segregated assets with the borrower.

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  REPORT OF ERNST &YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    [GRAPHIC OMITTED]
                                                    EARNST AND YOUNG LOGO

Boston, Massachusetts
May 6, 2003

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 2003
1.   TAX INFORMATION

      For the fiscal year ended March 31, 2003, the amount of long-term capital gain designated by the Fund was $59,817,013, which is taxable as a 20% rate gain for federal income tax purposes.

      Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2003, 19.98% qualify for the dividend received deduction available to corporate shareholders.

      If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

      For the fiscal year ended March 31, 2003, the Fund derived $94,402,778 of gross income from foreign sources and paid foreign taxes of $10,141,419 (representing $0.3647 and $0.0392 per share, respectively).

2.   DIRECTORS AND OFFICERS INFORMATION

     Information pertaining to the Directors and officers* of the Company is set forth below. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interests of the Fund's shareholders. You can find more information about the Directors in the Company's Statement of Additional Information, which is available free of charge by calling 1-800-432-4789.

----------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                               PORTFOLIOS         IN OTHER
                                 TERM OF                                         FUND          TRUSTEESHIPS/
                               OFFICE AND                                       COMPLEX        DIRECTORSHIPS
 NAME, ADDRESS, AGE AND         LENGTH OF         PRINCIPAL OCCUPATION(S)     OVERSEEN BY         HELD BY
POSITION(S) WITH COMPANY       TIME SERVED1         DURING PAST 5 YEARS         DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------

                                             DISINTERESTED DIRECTORS


Paul F. Balser                 2 years              Partner, Ironwood            2                Director,
Ironwood Partners                                   Partners, LLC (private                        Stillwell
420 Lexington Avenue                                equity investments),                      Financial, Inc.;
New York, NY 10170                                  since December 2001;                        Director, The
Age: 61, Director                                   Partner, Generation                       Carbide/Graphite
                                                    Partners (private equity                     Group, Inc.
                                                    investments)
----------------------------------------------------------------------------------------------------------------

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                             PORTFOLIOS IN         OTHER
                                 TERM OF                                         FUND          TRUSTEESHIPS/
                               OFFICE AND                                       COMPLEX        DIRECTORSHIPS
 NAME, ADDRESS, AGE AND         LENGTH OF         PRINCIPAL OCCUPATION(S)     OVERSEEN BY         HELD BY
POSITION(S) WITH COMPANY      TIME SERVED(1)        DURING PAST 5 YEARS         DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------

                                         DISINTERESTED DIRECTORS (CONTINUED)

Bruce A. Beal                   10 years            Partner and officer,          2               None
The Beal Companies                                  The Beal Companies
177 Milk Street                                     (real estate development
Boston, MA 02109                                    and investment companies);
Age: 67, Director                                   Real estate consultant
----------------------------------------------------------------------------------------------------------------
John C. Hover II                Elected             Executive Vice President      2               None
c/o Tweedy, Browne               March              United States Trust
Company LLC                      2003               Company of New York;
350 Park Avenue                                     Retired since 1998
New York, NY 10022
Age: 60, Director
----------------------------------------------------------------------------------------------------------------
Anthony H. Meyer                5 years             Retired since 1987            2               None
c/o Tweedy, Browne
Company LLC
350 Park Avenue
New York, NY 10022
Age: 72, Director
----------------------------------------------------------------------------------------------------------------
Richard B. Salomon              8 years             Partner, Salans               2               None
Salans                                              (law firm)
620 Fifth Avenue
New York, NY 10020
Age: 55, Director
----------------------------------------------------------------------------------------------------------------

                                                INTERESTED DIRECTOR(2)

Christopher H. Browne(3)       10 years             Managing Director             2              Director,
Tweedy, Browne                                      Tweedy, Browne                               American
Company LLC                                         Company LLC                                  Atlantic
350 Park Avenue                                                                                  Company
New York, NY 10022
Age: 56
Chairman and President
----------------------------------------------------------------------------------------------------------------

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                            PORTFOLIOS IN         OTHER
                                 TERM OF                                         FUND          TRUSTEESHIPS/
                               OFFICE AND                                       COMPLEX        DIRECTORSHIPS
 NAME, ADDRESS, AGE AND         LENGTH OF         PRINCIPAL OCCUPATION(S)     OVERSEEN BY         HELD BY
POSITION(S) WITH COMPANY      TIME SERVED(1)        DURING PAST 5 YEARS         DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------
                         OFFICERS WHO ARE NOT DIRECTORS

William H. Browne(3)            10 years            Managing Director            N/A              N/A
Tweedy, Browne                                      Tweedy, Browne
Company LLC                                         Company LLC
350 Park Avenue
New York, NY 10022
Age: 58, Vice President
----------------------------------------------------------------------------------------------------------------
M. Gervase Rosenberger          10 years            Executive Vice               N/A              N/A
Tweedy, Browne                                      President,Tweedy,
Company LLC                                         Browne Company
350 Park Avenue                                     LLC
New York, NY 10022
Age: 52, Chief Operating
Officer, Vice President and
Secretary
----------------------------------------------------------------------------------------------------------------
John D. Spears                  10 years            Managing Director            N/A              N/A
Tweedy, Browne                                      Tweedy, Browne
Company LLC                                         Company LLC
350 Park Avenue
New York, NY 10022
Age: 55, Vice President
----------------------------------------------------------------------------------------------------------------
Robert Q. Wyckoff, Jr.          Elected             Managing Director            N/A              N/A
Tweedy, Browne                  December            Tweedy, Browne
Company LLC                      2002               Company LLC
350 Park Avenue
New York, NY 10022
Age: 50, Treasurer
================================================================================================================

*    The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
1    Directors  and Officers  will serve for an  indefinite  term until the  earliest of their:  (i)
     removal, (ii) resignation or (iii) death.
2    "Interested person" of the Company as defined in the Investment Act of 1940. Mr. Christopher H.
     Browne is an "interested  person" because of his affiliation  with Tweedy,  Browne Company LLC, which acts as the Company's investment adviser and distributor.
3    Mr. Christopher Browne and Mr. William Browne are brothers.

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

March 31, 2003

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     TWEEDY, BROWNE AMERICAN VALUE FUND VS.
                  STANDARD &POOR'S 500 STOCK INDEX ("S&P 500")
                             12/8/93 THROUGH 3/31/03


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date          American Value        S&P 500 Monthly Reinv.
----          --------------        ---------------------
12/8/93          10,000.00                 10,000.00
3/31/94           9,710.00                  9,638.32
9/30/94          10,260.00                 10,152.10
3/31/95          10,779.80                 11,138.70
9/30/95          13,064.60                 13,172.50
3/31/96          14,519.90                 14,715.50
9/30/96          15,170.20                 15,851.30
3/31/97          17,096.60                 17,631.90
9/30/97          21,997.90                 22,261.50
3/31/98          24,985.40                 26,343.60
9/30/98          21,992.30                 24,274.00
3/31/99          24,712.10                 30,913.60
9/30/99          25,716.00                 31,025.10
3/31/00          25,017.90                 36,457.80
9/30/00          28,027.60                 35,143.80
3/31/01          28,723.50                 28,100.00
9/30/01          27,728.00                 25,730.00
3/31/02          30,087.00                 28,903.00
9/30/01          23,514.90                 20,463.00
3/31/03          23,720.00                 21,748.00

--------------------------------------------------------------------------------
THE S&P 500 IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET AND INCLUDES THE REINVESTMENT OF DIVIDENDS.


--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN*              AGGREGATE TOTAL RETURN*
                                                             YEAR    INCEPTION
                                 WITHOUT                     ENDED  (12/8/93)-
  THE FUND             ACTUAL    WAIVERS                    3/31/03   3/31/03
  --------             ------   ---------                  -------- ----------
  Inception (12/8/93)
   through 3/31/03       9.72%    8.85%     The Fund        (21.16)%   137.21%
  Year Ended 3/31/03   (21.16)% (21.16)%    S&P 500         (24.75)%   115.28%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTE:THE PERFORMANCE  SHOWN  REPRESENTS PAST  PERFORMANCE AND IS NOT A GUARANTEE
     OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

*    ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------

March 31, 2003

      In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne American Value Fund to the historical investment results of the most appropriate broad-based securities market index, the Standard & Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. However, the historical results of the S&P 500 in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

      Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------

investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:

      UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2003

                                [GAPHIC OMITTED]
                               USA CONTINENT ART


                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------


              COMMON STOCK - DOMESTIC--75.7%
              ADVERTISING--1.1%
      11,580  Grey Global Group Inc. ............................   $  7,144,744
                                                                    ------------
              AUTOMOTIVE PARTS--1.7%
     668,300  Dollar Thrifty Automotive Group Inc. + ............     11,127,195
                                                                    ------------
              BANKING--10.3%
      45,300  BancFirst Corporation .............................      1,998,183
      20,400  CCBT Financial Companies Inc. .....................        448,800
      40,000  Comerica Inc. .....................................      1,515,200
     225,000  Hibernia Corporation, Class A .....................      3,816,000
     429,020  PNC Financial Services Group Inc. .................     18,181,868
     752,520  Popular Inc. ......................................     25,578,155
     360,000  Wells Fargo & Company .............................     16,196,400
                                                                    ------------
                                                                      67,734,606
                                                                    ------------
              BASIC INDUSTRIES--4.5%
     215,700  Gorman-Rupp Company ...............................      4,249,290
     461,700  Rayonier Inc. .....................................     20,342,502
      61,000  Tecumseh Products Company, Class A ................      2,499,780
      61,100  Tecumseh Products Company, Class B ................      2,389,010
                                                                    ------------
                                                                      29,480,582
                                                                    ------------
              BROADCAST, RADIO AND TV--2.8%
     668,060  Comcast Corporation Class A + .....................     18,364,969
                                                                    ------------
              BUSINESS AND COMMERCIAL SERVICES--0.0%++
      37,000  HUB Group Inc., Class A + .........................        243,497
                                                                    ------------
              CHEMICALS--0.6%
     220,700  Oil-Dri Corporation of America ....................      2,231,277
      77,500  Stepan Company ....................................      1,785,600
                                                                    ------------
                                                                       4,016,877
                                                                    ------------
              COMPUTER SERVICES--1.9%
     718,115  Electronic Data Systems Corporation ...............     12,638,824
                                                                    ------------
              CONSUMER NON-DURABLES--0.3%
     324,944  M & F Worldwide Corporation + .....................      2,164,127
                                                                    ------------
              CONSUMER SERVICES--2.7%
     869,830  ProQuest Company + ................................     17,979,386
                                                                    ------------
              ELECTRONIC EQUIPMENT--0.6%
     253,200  Regal-Beloit Corporation ..........................      3,876,492
                                                                    ------------

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2003

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------


              COMMON STOCK - DOMESTIC
              FINANCIAL SERVICES--15.9%
     754,390  American Express Company ..........................   $ 25,068,380
     602,400  Credit Acceptance Corporation + ...................      2,951,760
     962,500  Federated Investors Inc., Class B .................     24,495,625
     416,215  Freddie Mac .......................................     22,101,017
      41,600  Kent Financial Services Inc. + ....................        135,616
     783,832  MBIA Inc. .........................................     30,287,268
                                                                    ------------
                                                                     105,039,666
                                                                    ------------
              FOOD AND BEVERAGES--0.2%
      32,320  Coca-Cola Bottling Company ........................      1,612,768
                                                                    ------------
              HEALTH CARE--1.8%
     166,824  Johnson & Johnson .................................      9,654,105
     423,111  Orthodontic Centers of America, Inc. + ............      2,204,408
                                                                    ------------
                                                                      11,858,513
                                                                    ------------
              INSURANCE--15.5%
     408,900  21st Century Insurance Group Inc. .................      5,070,360
      77,400  American Indemnity Financial Corporation ..........         77,400
     165,125  American National Insurance Company ...............     12,868,191
     463,500  Great American Financial Resources Inc. ...........      7,026,660
      16,520  Kansas City Life Insurance Company ................        706,065
     119,000  Leucadia National Corporation .....................      4,253,060
      21,600  Merchants Group Inc. ..............................        475,200
     110,000  National Western Life Insurance Company, Class A +      10,297,100
     717,000  Torchmark Corporation .............................     25,668,600
     548,137  Transatlantic Holdings Inc. .......................     35,930,380
                                                                    ------------
                                                                     102,373,016
                                                                    ------------
              METALS AND METAL PRODUCTS--0.4%
     100,000  Schnitzer Steel Industries Inc., Class A ..........      2,424,100
                                                                    ------------
              OFFICE FURNISHINGS--1.6%
     375,440  HON Industries Inc. ...............................     10,700,040
                                                                    ------------
              PHARMACEUTICALS--8.8%
     600,000  Bristol-Myers Squibb Company ......................     12,678,000
     682,167  Pharmacia Corporation, Depository Shares ..........     29,537,831
     892,000  Schering-Plough Corporation .......................     15,904,360
                                                                    ------------
                                                                      58,120,191
                                                                    ------------
              PRINTING AND PUBLISHING--1.8%
   1,531,719  Hollinger International Inc. ......................     12,100,580
                                                                    ------------

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2003

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------



              COMMON STOCK - DOMESTIC
              REAL ESTATE--0.5%
     108,000  Koger Equity Inc. .................................   $  1,652,400
      13,200  Mays (J.W.) Inc. + ................................        171,600
      55,225  Ramco-Gershenson Properties Trust .................      1,213,293
                                                                    ------------
                                                                       3,037,293
                                                                    ------------
              RETAIL--0.7%
     102,650  EZCORP Inc., Class A + ............................        354,143
      54,500  Friedman's Inc., Class A ..........................        523,200
     309,960  Syms Corporation + ................................      2,433,186
     580,073  Value City Department Stores Inc. + ...............        986,124
                                                                    ------------
                                                                       4,296,653
                                                                    ------------
              TELECOMMUNICATIONS--0.6%
      93,600  Commonwealth Telephone Enterprises Inc. + .........      3,633,552
                                                                    ------------
              TRANSPORTATION/TRANSPORTATION SERVICES--1.4%
     650,400  GATX Corporation ..................................      9,417,792
                                                                    ------------

              TOTAL COMMON STOCK - DOMESTIC
              (COST $432,897,535) ...............................    499,385,463
                                                                    ------------

              COMMON STOCK - FOREIGN--17.9%
              ITALY--0.5%
     407,000  Natuzzi SPA, Sponsored ADR + ......................      3,284,490
                                                                    ------------
              JAPAN--2.3%
     326,000  Fujitec Company Ltd. ..............................      1,539,552
     262,500  Fukuda Denshi Company Ltd. ........................      3,386,954
      86,000  Matsumoto Yushi-Seiyaku Company Ltd. ..............      1,254,681
     118,000  Nippon Konpo Unyu Soko Company Ltd. ...............        918,486
      52,000  Nitto FC Company Ltd. .............................        180,233
      23,000  Sanko Sangyo Company Ltd. .........................         74,287
     130,600  Sanyo Shinpan Finance Company Ltd. ................      2,478,074
      63,800  Shikoku Coca-Cola Bottling Company Ltd. ...........        539,109
      88,600  Takefuji Corporation ..............................      4,221,539
     162,000  Torishima Pump Manufacturing Company Ltd. .........        640,732
                                                                    ------------
                                                                      15,233,647
                                                                    ------------
              MEXICO--4.2%
   1,277,502  Panamerican Beverages Inc., Class A ...............     27,696,243
                                                                    ------------
              NETHERLANDS--3.6%
   1,180,893  ABN Amro Holding NV, Sponsored ADR ................     17,300,083
     107,857  Unilever NV, ADR ..................................      6,411,020
                                                                    ------------
                                                                      23,711,103
                                                                    ------------

================================================================================
                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2003

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------


              COMMON STOCK - FOREIGN
              SWITZERLAND--2.8%
     355,000  Nestle SA, Registered, Sponsored ADR ..............   $ 17,566,536
      21,332  Novartis AG, ADR ..................................        790,564
       2,310  Syngenta AG, ADR ..................................         21,137
                                                                    ------------
                                                                      18,378,237
                                                                    ------------
              UNITED KINGDOM--4.5%
     276,000  Diageo PLC, Sponsored ADR .........................     11,349,120
     136,274  GlaxoSmithKline PLC, Sponsored ADR ................      4,795,482
     364,000  Unilever PLC, Sponsored ADR .......................     13,486,200
                                                                    ------------
                                                                      29,630,802
                                                                    ------------
              TOTAL COMMON STOCK - FOREIGN
              (COST $100,462,520) ...............................    117,934,522
                                                                    ------------


     FACE
     VALUE
    -------

              U.S. TREASURY BILLS--0.2%
              (COST $1,496,894)

$  1,500,000  1.311% ** due 5/29/03 .............................      1,497,349
                                                                    ------------

              REPURCHASE AGREEMENT--7.1%
              (COST $46,949,000)
  46,949,000  Agreement with UBS Warburg LLC, 1.300%
              dated 3/31/03, to be repurchased at $46,950,695
              on 4/1/03, collateralized by $28,633,000 U.S.
              Treasury Bond, 11.250% due 2/15/15
              (market value $47,888,693) ........................    46,949,000
                                                                   ------------

TOTAL INVESTMENTS (COST $581,805,949*) ...................  100.9%  665,766,334
UNREALIZED LOSS ON FORWARD CONTRACTS (NET) ...............   (0.6)   (4,135,454)
OTHER ASSETS AND LIABILITIES (NET) .......................   (0.3)   (1,747,192)
                                                           ------  ------------
NET ASSETS ...............................................  100.0% $659,883,688
                                                           ======  ============
--------------------------------
  *AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $581,713,061.
 **RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.
  +NON-INCOME PRODUCING SECURITY.
 ++AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATIONS
ADR--AMERICAN DEPOSITORY RECEIPT.


================================================================================
                         SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

March 31, 2003


                                                 CONTRACT            MARKET
                                                   VALUE             VALUE
  CONTRACTS                                        DATE             (NOTE 1)
  ---------                                      --------           --------

FORWARD EXCHANGE CONTRACTS TO BUY
  4,500,000   European Economic Union Euro ....   4/22/03         $   4,906,562
  1,400,000   European Economic Union Euro ....    8/8/03             1,520,731
 160,000,000  Japanese Yen ....................    5/6/03             1,351,232
 346,000,000  Japanese Yen ....................   6/13/03             2,926,566
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $10,281,438) .................                   $  10,705,091
                                                                  =============
FORWARD EXCHANGE CONTRACTS TO SELL
  4,500,000   European Economic Union Euro ....   4/22/03         $  (4,906,562)
  2,800,000   European Economic Union Euro ....    8/8/03            (3,041,462)
  2,000,000   European Economic Union Euro ....    9/2/03            (2,170,763)
  1,000,000   European Economic Union Euro ....  10/27/03            (1,083,556)
  3,600,000   European Economic Union Euro ....  10/31/03            (3,900,327)
  1,000,000   European Economic Union Euro ....  11/12/03            (1,083,030)
  1,000,000   European Economic Union Euro ....    1/8/04            (1,081,227)
  1,500,000   European Economic Union Euro ....   3/26/04            (1,618,603)
  1,000,000   Great Britain Pound Sterling ....   4/22/03            (1,578,417)
  1,450,000   Great Britain Pound Sterling ....    8/8/03            (2,272,725)
    355,000   Great Britain Pound Sterling ....  10/27/03              (553,753)
    660,000   Great Britain Pound Sterling ....   3/26/04            (1,020,663)
  6,000,000   Great Britain Pound Sterling ....    4/2/04            (9,275,894)
 160,000,000  Japanese Yen ....................    5/6/03            (1,351,233)
 600,000,000  Japanese Yen ....................   6/13/03            (5,074,968)
 920,000,000  Japanese Yen ....................   6/24/03            (7,781,963)
 655,000,000  Japanese Yen ....................   7/24/03            (5,545,113)
 12,500,000   Mexican Peso ....................  11/28/03            (1,101,236)
 17,500,000   Mexican Peso ....................   12/9/03            (1,538,311)
 12,350,000   Swedish Krona ...................   4/22/03            (1,454,496)
 11,000,000   Swedish Krona ...................    5/5/03            (1,294,402)
 30,000,000   Swedish Krona ...................    8/8/03            (3,508,372)
 11,000,000   Swedish Krona ...................  10/23/03            (1,280,513)
  6,200,000   Swedish Krona ...................  10/27/03              (721,565)
 22,600,000   Swedish Krona ...................   3/29/04            (2,605,946)
 10,000,000   Swedish Krona ...................    4/2/04            (1,152,870)
  1,650,000   Swiss Franc .....................   4/22/03            (1,221,659)
  1,000,000   Swiss Franc .....................    5/5/03              (740,663)
    700,000   Swiss Franc .....................   6/13/03              (518,975)
  3,000,000   Swiss Franc .....................    8/8/03            (2,227,072)
  2,500,000   Swiss Franc .....................   1/16/04            (1,862,250)
  1,400,000   Swiss Franc .....................   2/13/04            (1,043,428)
  1,400,000   Swiss Franc .....................   3/26/04            (1,044,289)
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $72,097,199) .................                   $ (76,656,306)
                                                                  =============

================================================================================
                         SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

March 31, 2003

ASSETS
   Investments, at value (Cost $581,805,949) (Note 1) .................   $665,766,334
   Cash and foreign currency (Cost $514) ..............................            517
   Dividends and interest receivable ..................................      1,295,155
   Receivable for Fund shares sold ....................................        211,733
   Prepaid expense ....................................................          3,046
                                                                          ------------
      TOTAL ASSETS ....................................................    667,276,785
                                                                          ------------

LIABILITIES
   Net unrealized depreciation of forward exchange
      contracts (Note 1) .................................. $ 4,135,454
   Payable for Fund shares redeemed .......................   2,657,871
   Investment advisory fee payable (Note 2) ...............     451,823
   Transfer agent fees payable (Note 2) ...................      39,469
   Administration and accounting fees payable (Note 2).....      19,760
   Custodian fees payable (Note 2) ........................       4,594
   Accrued expenses and other payables ....................      84,126
                                                            -----------
      TOTAL LIABILITIES ...............................................      7,393,097
                                                                          ------------

 NET ASSETS ...........................................................   $659,883,688
                                                                          ============
NET ASSETS CONSIST OF
   Undistributed net investment income. ...............................   $  1,041,829
   Accumulated net realized loss on securities, forward
      exchange contracts and foreign currencies .......................    (22,873,396)
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets ..............     79,826,867
   Par value ..........................................................          3,562
   Paid-in capital in excess of par value .............................    601,884,826
                                                                          ------------
      TOTAL NET ASSETS ................................................   $659,883,688
                                                                          ============

NET ASSET VALUE, offering and redemption price per share
   ($659,883,688 / 35,616,943 shares of common stock outstanding)......       $  18.53
                                                                              ========


================================================================================
                         SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended March 31, 2003

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $39,851) ...... $  14,518,024
   Interest .....................................................       672,631
   Securities lending (Note 9) ..................................       179,421
                                                                  -------------
      TOTAL INVESTMENT INCOME ...................................    15,370,076
                                                                  -------------
EXPENSES
   Investment advisory fee (Note 2) ................... $9,860,575
   Transfer agent fees (Note 2) .......................    316,381
   Administration and accounting fees (Note 2) ........    264,119
   Custodian fees (Note 2) ............................     72,203
   Directors' fees and expenses (Note 2) ..............     46,051
   Legal and audit fees ...............................     33,310
   Other ..............................................    153,825
                                                        ----------
      TOTAL EXPENSES ............................................    10,746,464
                                                                  -------------
NET INVESTMENT INCOME ...........................................     4,623,612
                                                                  -------------
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities ................................................   (13,860,196)
      Forward exchange contracts ................................    (5,755,664)
      Foreign currencies and net other assets ...................        17,244
                                                                  -------------
   Net realized loss on investments during the year .............   (19,598,616)
                                                                  -------------
   Net unrealized appreciation (depreciation) of:
      Securities ................................................  (176,371,642)
      Forward exchange contracts ................................    (7,402,863)
      Foreign currencies and net other assets ...................         2,271
                                                                  -------------
   Net unrealized depreciation of investments during the year ...  (183,772,234)
                                                                  -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .................  (203,370,850)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...................................................... $(198,747,238)
                                                                  =============

================================================================================
                         SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR             YEAR
                                                                     ENDED            ENDED
                                                                    3/31/03          3/31/02
                                                                 ------------      ------------
Net investment income ........................................   $  4,623,612      $  2,206,773
Net realized gain (loss) on securities, forward exchange
   contracts and currency transactions during the year .......    (19,598,616)       24,003,325
Net unrealized appreciation (depreciation) of securities,
   forward exchange contracts, foreign currencies and
   net other assets during the year ..........................   (183,772,234)       15,363,769
                                                                 ------------      ------------
Net increase (decrease) in net assets resulting from
   operationss ...............................................   (198,747,238)       41,573,867

DISTRIBUTIONS:
   Dividends to shareholders from net investment
      income .................................................     (3,622,243)       (3,090,091)
   Distributions to shareholders from net realized
      gain on investments ....................................    (13,465,313)      (34,482,729)
Net increase (decrease) in net assets from Fund share
   transactions (Note 4) .....................................    (95,511,689)        6,825,973
                                                                 ------------      ------------
Net increase (decrease) in net assets ........................   (311,346,483)       10,827,020

NET ASSETS
Beginning of year ............................................    971,230,171       960,403,151
                                                                 ------------      ------------
End of year (including undistributed net investment
   income of $1,041,829 and $33,092, respectively) ...........   $659,883,688      $971,230,171
                                                                 ============      ============

================================================================================

                         SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.


                                            YEAR       YEAR       YEAR        YEAR         YEAR
                                            ENDED      ENDED      ENDED       ENDED        ENDED
                                           3/31/03    3/31/02    3/31/01     3/31/00      3/31/99
                                           --------   --------   --------    --------     --------
Net asset value, beginning of year ......   $24.08     $23.95     $21.87      $22.40       $23.04
                                            ------     ------     ------      ------       ------
Income from investment operations:
Net investment income ...................     0.13       0.06       0.11        0.27         0.12
Net realized and unrealized gain
   (loss) on investments ................    (5.21)      1.05       3.15        0.01        (0.37)
                                            ------     ------     ------      ------       ------
      Total from investment
        operations ......................    (5.08)      1.11       3.26        0.28        (0.25)
                                            ------     ------     ------      ------       ------
DISTRIBUTIONS:
   Dividends from net investment
      income ............................    (0.10)     (0.08)     (0.10)      (0.28)       (0.14)
   Distributions from net realized
      gains .............................    (0.37)     (0.90)     (1.08)      (0.53)       (0.25)
                                            ------     ------     ------      ------       ------
      Total distributions ...............    (0.47)     (0.98)     (1.18)      (0.81)       (0.39)
                                            ------     ------     ------      ------       ------
Net asset value, end of year ............   $18.53     $24.08     $23.95      $21.87       $22.40
                                            ======     ======     ======      ======       ======
Total return (b) ........................ (21.16)%      4.75%     14.81%       1.24%      (1.09)%
                                          ========     ======     ======      ======      =======
Ratios/Supplemental Data:
Net assets, end of period (in 000s) ..... $659,884   $971,230   $960,403    $905,938   $1,078,214
Ratio of operating expenses to
   average net assets ...................    1.36%      1.36%      1.36%       1.37%        1.39%(c)
Ratio of net investment income
   to average net assets ................    0.59%      0.23%      0.40%       1.13%        0.55%(a)
Portfolio turnover rate .................       8%         6%        10%         19%          16%

---------------------
(a) Net investment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the year ended March 31, 1999, was $0.12.
(b) Total return represents aggregate total return for the periods indicated.
(c) Annualized expense ratios, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the year ended March 31, 1999, was 1.40%.

================================================================================
                         SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY,BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price or the Nasdaq Official Close Price ("NOCP"), when appropriate, prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation or the NOCP does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC is reimbursed by the Fund for the cost of settling transactions in US securities for the Fund through its clearing broker. For the year ended March 31, 2003 the Fund reimbursed Tweedy, Browne Company LLC $3,397 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

           The character of distributions paid on a tax basis during December 2002 for fiscal year 2003 and December 2001 for fiscal year 2002 is as follows:

                                           2003                2002
Distributions paid from:
Investment income                       $ 3,622,243        $  3,090,091
Short-term capital gain                     903,716          10,130,616
                                        -----------        ------------
Ordinary income                           4,525,959          13,220,707
Long-term capital gain                   12,561,597          24,352,113
                                        -----------        ------------
      Total Distributions               $17,087,556        $ 37,572,820
                                        ===========        ============

     As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income          $    953,223
Unrealized appreciation                  84,055,206
                                       ------------
      Total                            $ 85,008,429
                                       ============

     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are generally allocated to each Fund based on the average net assets of each Fund.


================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $28.9 million, as of March 31, 2003, of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

--------------------------------------------------------------------------------
                                           BETWEEN        BETWEEN
                                        $500 MILLION    $1 BILLION
                           UP TO             AND            AND        EXCEEDING
                       $500 MILLION      $1 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Administration Fees        0.06%           0.04%            0.02%       0.015%
================================================================================


--------------------------------------------------------------------------------
                                           BETWEEN        BETWEEN
                                        $100 MILLION    $2 BILLION
                           UP TO             AND            AND        EXCEEDING
                       $100 MILLION      $2 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees           0.03%             0.01%          0.0075%      0.006%
================================================================================


================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Non-Interested Director $50,000 annually to be paid quarterly in $12,500 increments plus out-of-pocket expenses for their services as directors. The annual fee of $50,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne Global Value Fund.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly-owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2003, aggregated $59,195,473 and $154,772,991, respectively.

     At March 31, 2003, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $169,983,206 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $85,929,933.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:


================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                         YEAR ENDED 3/31/03            YEAR ENDED 3/31/02
                      SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold                 8,688,008    $ 178,689,959     9,109,841    $ 218,526,882
Reinvested             825,428       15,889,486     1,478,796       34,529,868
Redeemed           (14,234,308)    (290,091,134)  (10,356,938)    (246,230,777)
--------------------------------------------------------------------------------
Net Increase
    (Decrease)      (4,720,872)   $ (95,511,689)      231,699    $   6,825,973
================================================================================


5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 25, 2002, provides the Company, on behalf of the Fund and the Tweedy, Browne Global Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the value of one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by borrowings of the Tweedy, Browne Global Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not


================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 2003, the Company did not borrow, on behalf of the Fund, under the Agreement.

7.   POST-OCTOBER LOSS DEFERRAL DISCLOSURE

     Certain losses incurred after October 31 within a fund's fiscal year are deemed to arise on the first business day of the fund's following fiscal year. For the fiscal year ended March 31, 2003, the Tweedy, Browne American Value Fund incurred and elected to defer $4,285 in currency losses.

8.   CAPITAL LOSS CARRYOVER DISCLOSURE

     As of March 31, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $27,008,847 expiring on March 31, 2011.

9.   SECURITIES LENDING

     The Fund may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security out on loan is collateralized with segregated assets held with the borrower in an amount equal to or greater than the current market value of the loaned securities.

     At March 31, 2003, the Fund did not have any securities out on loan and did not have any segregated assets with the borrower.


================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne American Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     [GRAPHIC OMITTED]
                                                     ERNST AND YOUNG LOGO

Boston, Massachusetts
May 6, 2003


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
  OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2003
1.   TAX INFORMATION

      For the fiscal year ended March 31, 2003, the amount of long-term capital gain designated by the Fund was $12,561,597, which is taxable as a 20% rate gain for Federal income tax purposes.

      Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2003, 100% qualify for the dividend received deduction available to corporate shareholders.

2.   DIRECTORS AND OFFICERS INFORMATION

     Information pertaining to the Directors and officers* of the Company is set forth below. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interests of the Fund's shareholders. You can find more information about the Directors in the Company's Statement of Additional Information, which is available free of charge by calling 1-800-432-4789.

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                                                                            NUMBER OF
                                                                          PORTFOLIOS IN      OTHER
                              TERM OF                                          FUND       TRUSTEESHIPS/
                             OFFICE AND                                       COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, AGE AND      LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
POSITION(S) WITH COMPANY    TIME SERVED 1   DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------

                                         DISINTERESTED DIRECTORS

Paul F. Balser                 2 years      Partner, Ironwood                   2        Director,
Ironwood Partners                           Partners, LLC (private                      Stillwell
420 Lexington Avenue                        equity investments),                      Financial, Inc.;
New York, NY 10170                          since December 2001;                       Director, The
Age: 61, Director                           Partner, Generation                      Carbide/Graphite
                                            Partners (private equity                   Group, Inc.
                                            investments)
----------------------------------------------------------------------------------------------------------
Bruce A. Beal                 10 years      Partner and officer,                2          None
The Beal Companies                          The Beal Companies
177 Milk Street                             (real estate development
Boston, MA 02109                            and investment companies);
Age: 67, Director                           Real estate consultant
----------------------------------------------------------------------------------------------------------
John C. Hover II              Elected       Executive Vice President            2          None
c/o Tweedy, Browne             March        United States Trust
Company LLC                    2003         Company of New York;
350 Park Avenue                             Retired since 1998
New York, NY 10022
Age: 60, Director
----------------------------------------------------------------------------------------------------------

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                                        70

--------------------------------------------------------------------------------
  OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                          PORTFOLIOS IN      OTHER
                              TERM OF                                          FUND       TRUSTEESHIPS/
                             OFFICE AND                                       COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, AGE AND      LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
POSITION(S) WITH COMPANY    TIME SERVED 1   DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------

                                    DISINTERESTED DIRECTORS (CONTINUED)
Anthony H. Meyer              5 years       Retired since 1987                  2           None
c/o Tweedy, Browne
Company LLC
350 Park Avenue
New York, NY 10022
Age: 72, Director
----------------------------------------------------------------------------------------------------------
Richard B. Salomon            8 years       Partner, Salans                     2           None
Salans                                      (law firm)
620 Fifth Avenue
New York, NY 10020
Age: 55, Director
----------------------------------------------------------------------------------------------------------
                              INTERESTED DIRECTOR 2


Christopher H. Browne 3      10 years       Managing Director                   2          Director,
Tweedy, Browne                              Tweedy, Browne                                 American
Company LLC                                 Company LLC                                    Atlantic
350 Park Avenue                                                                            Company
New York, NY 10022
Age: 56, Chairman
and President
----------------------------------------------------------------------------------------------------------
                         OFFICERS WHO ARE NOT DIRECTORS


William H. Browne 3          10 years       Managing Director                  N/A          N/A
Tweedy, Browne                              Tweedy, Browne
Company LLC                                 Company LLC
350 Park Avenue
New York, NY 10022
Age: 58, Vice President
----------------------------------------------------------------------------------------------------------

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                                       71

--------------------------------------------------------------------------------
  OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                          PORTFOLIOS IN      OTHER
                              TERM OF                                          FUND       TRUSTEESHIPS/
                             OFFICE AND                                       COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, AGE AND      LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
POSITION(S) WITH COMPANY    TIME SERVED 1   DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------

                             OFFICERS WHO ARE NOT DIRECTORS (CONTINUED)
M. Gervase Rosenberger        10 years      Executive Vice                      N/A         N/A
Tweedy, Browne                              President, Tweedy,
Company LLC                                 Browne Company LLC
350 Park Avenue
New York, NY 10022
Age: 52, Chief Operating
Officer, Vice President and
Secretary
----------------------------------------------------------------------------------------------------------
John D. Spears                10 years      Managing Director                   N/A         N/A
Tweedy, Browne                              Tweedy, Browne
Company LLC                                 Company LLC
350 Park Avenue
New York, NY 10022
Age: 55, Vice President
----------------------------------------------------------------------------------------------------------
Robert Q. Wyckoff, Jr.         Elected      Managing Director                   N/A         N/A
Tweedy, Browne                 December     Tweedy, Browne
Company LLC                     2002        Company LLC
350 Park Avenue
New York, NY 10022
Age: 50, Treasurer
==========================================================================================================

*    The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
1    Directors  and Officers  will serve for an  indefinite  term until the  earliest of their:  (i)
     removal, (ii) resignation or (iii) death.
2    "Interested person" of the Company as defined in the Investment Act of 1940. Mr. Christopher H.
     Browne is an "interested  person" because of his affiliation  with Tweedy,  Browne Company LLC, which acts as the Company's investment adviser and distributor.
3    Mr. Christopher Browne and Mr. William Browne are brothers.


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                                       72

                             TWEEDY, BROWNE FUND INC.
                          350 Park Avenue, NY, NY 10022
                                  800-432-4789
                                 www.tweedy.com